   THE
BEAR STEARNS
  FUNDS

383 MADISON AVENUE
NEW YORK, NY 10179
1.800.766.4111

Michael Minikes                         Chairman of the Board and
                                           Trustee
Doni L. Fordyce                         President and Trustee
Peter M. Bren                           Trustee
John S. Levy                            Trustee
Robert E. Richardson                    Trustee
Barry Sommers                           Executive Vice President
Stephen A. Bornstein                    Vice President and Secretary
Frank J. Maresca                        Vice President and Treasurer
Vincent L. Pereira                      Assistant Treasurer

INVESTMENT ADVISER
Bear Stearns Asset
Management Inc.
383 Madison Avenue
New York, NY 10179

SUB-ADVISER
INTERNATIONAL EQUITY
PORTFOLIO
Marvin & Palmer
Associates, Inc.
1201 N. Market Street
Suite 2300
Wilmington, DE19801

ADMINISTRATOR
Bear Stearns Funds
Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540

DISTRIBUTOR
Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, NY 10179

COUNSEL
Kramer Levin
Naftalis & Frankel LLP
919 Third Avenue
New York, NY 10022

TRANSFER AND DIVIDEND
DISBURSEMENT AGENT
PFPC Inc.
Bellevue Corporate Center
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281

The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

"Standard & Poor's(R)" and "S&P(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Bear, Stearns & Co. Inc. S&P STARS Portfolio and S&P STARS Opportunities Portfolio are not sponsored, managed, advised, sold or promoted by Standard & Poor's.

                                                                    BSF-R-015-09

THE
BEAR STEARNS
FUNDS


EQUITY FUNDS



        S&P STARS Portfolio

        The Insiders Select Fund

        Large Cap Value Portfolio

        Small Cap Value Portfolio

        Focus List Portfolio

        Balanced Portfolio

        International Equity Portfolio



                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 2001



                                                                     [LOGO]BEAR
                                                                         STEARNS

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO
                            THE INSIDERS SELECT FUND
                            LARGE CAP VALUE PORTFOLIO
                            SMALL CAP VALUE PORTFOLIO
                              FOCUS LIST PORTFOLIO
                               BALANCED PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                             LETTER TO SHAREHOLDERS

                                                                October 25, 2001

Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Focus List Portfolio ("Focus List"), Balanced Portfolio ("Balanced") and International Equity Portfolio ("International Equity") for the six months ended September 30, 2001. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

S&P STARS PORTFOLIO

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (13.07)% (without giving effect to the sales charge), and Class B and C shares had a total return of (13.28)%(1), (without giving effect to the contingent deferred sales charge, or CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (9.68)% for the same period.

RECOVERY SHORT-CIRCUITED

Early in the third quarter -- despite profit warnings and gloomy statistics -- interest rate cuts and improving economic indicators promised better market conditions in the fourth quarter. Having moved off their first quarter lows over the course of the summer, stocks began to respond to the improvement in sentiment in the third quarter. Cyclical issues were among the first to move higher, with most sectors beginning to firm as the summer drew to a close. But progress was short-circuited by the events of September 11th. Airline, travel, travel-related and media stocks were among the industries most immediately impacted and were badly battered when trading resumed. In the sell-off, however, virtually all sectors suffered. In the days that followed, the market struggled to regain its footing and did make up some lost ground. Nonetheless, for investors, the six-month period ended September 30, 2001 was the most challenging in recent memory.

Anticipating that interest rate cuts would begin to take hold in the fall, the Portfolio was positioned to benefit from the expected turnaround. Thus, while it had no exposure in the airline or travel industries, it did have positions in AOL/Time Warner and Liberty Media. Retailers like Barnes & Noble and Linens N' Things also suffered as consumers stayed at home glued to their televisions. At the same time, however, technology issues declined. Here, due to the sector's poor prospects for a strong bounceback in the near-term, the Portfolio had taken some short positions as of September. Even so, the severity of the decline in this group hurt performance. While some issues moved back up quickly, the decreases were not completely erased by the period's end.

In the wake of recent events, it is clear that the economy's slowdown will be deeper than originally anticipated. At the same time, it is also apparent that a good deal of help has been put in place, and more is on the way. Interest rates cuts and ongoing benefits from mortgage refinancing continue. These measures, combined with declining energy prices and the fiscal stimulus packages now being discussed in Washington, should begin to take hold in the next several months. Barring any further major disasters, we expect to see the economy turn around as we move into the second quarter of 2002. Moreover, when it does, growth stocks appear to be poised to outperform value stocks. Amazingly enough, in the month of September, the growth portion of the S&P500 Barra Index outperformed the value portion, a prescient sign.

THE INSIDERS SELECT FUND

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (11.83)% without giving effect to the sales charge), and Class B and C shares had a total return of (12.01)%(2) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P MidCap 400 Index, returned (5.59)% for the same period.

Our outlook for the economy has become more conservative in light of the events of September 11th. We are now expecting economic weakness to continue into the second half of this year, which is likely to put considerable pressure on corporate profits. We have seen dramatic revisions in corporate earnings expectations and we expect to see estimates for 2002 come down further. Despite our near term cautious outlook, we believe the market is largely anticipating these lowered expectations and may have found some support at current valuation levels. More optimistically, we believe the equity markets could do well later next year as lower interest rates and better earnings comparisons make valuations appear more attractive. After 18 months of a market correction, the S&P 500 has shifted towards a more evenly balanced sector weighting. We believe this presents the markets with a better chance to achieve historical rates of return over the next 18 months.

During the first half of the year we observed a high insider sell-to-buy ratio, which proved to be a good indicator of an overvalued market. As a result of the increased insider selling, we reduced our weight in the financial sector, where valuations were at historically high levels, coming off a strong performance the previous year. We increased our weighting in strong companies in a variety of sectors, which had meaningful insider buying and/or corporate share repurchase programs. We are monitoring the insider sell-to-buy ratio in anticipation of a change in trend, which we believe we are seeing at the end of this quarter. We have seen some buying activity in a number of industries that have resulted in new purchases for the Portfolio. We also have seen an increase in corporate share repurchase activity, which gives us conviction that equity valuations are close to stabilizing. We are currently reviewing a number of seemingly inexpensive companies that are buying back their shares.

Our outlook for the coming year is positive considering the recently lower equity valuations and the low interest rate environment. We believe that weak corporate profits will continue for the next two or three quarters, but we also believe that this is largely reflected in equity valuations. Equity markets could benefit from the increased economic stimulus plan and easier earnings comparisons in the second half of next year. Our strategy will be to look for evidence of this recovery in the actions of corporate Insiders, and we will be looking to buy stocks in financially strong companies that have solid growth prospects.

LARGE CAP VALUE PORTFOLIO

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (9.27)% (without giving effect to the sales charge) and Class B and Class C shares had a total return of (9.46)% and (9.47)%(3), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index, returned (9.68)% for the same period.

Prior to the attacks of September 11th, fears of a recession were receding as the Federal Reserve aggressively cut rates throughout the spring and summer. Impending tax cuts and various fiscal stimulus packages under discussion in Washington also buoyed investors' hopes. The bottom it seemed was in sight; and recovery, while still distant, was on the horizon. As the summer drew to a close, the market strengthened -- and even technology issues firmed as it seemed the business fundamentals of the group had neared bottom. After the events of September 11th, however, recession became all but certain.

While the financial services industry experienced direct and physical blows, the airlines, travel, travel-related and advertising/media companies felt the impact immediately as planes were grounded, reservations were cancelled and advertising was frozen. In the days that followed, virtually every industry experienced some level of fallout as business was disrupted. When trading resumed, issues across the market sold off, with those in economically-sensitive sectors, such as technology and telecommunications, taking particularly hard hits. As jarring as this drop was, it was not out of line with past declines following political or global crises. Moreover, in the days that followed investors acted much as they have in the past, moving into high quality issues with little economic sensitivity, such as pharmaceuticals, healthcare and tobacco.

Given their attractive valuations, better than average growth rates and the declining interest rate environment, the Portfolio was heavily weighted in financial issues over the course of the summer. Also, as investors had become more confident that economic growth was bottoming, the Portfolio was tilted toward recovery. In early September, the portfolio was overweighted in capital goods, technology and consumer cyclicals. The strength of these economically-sensitive issues and holdings in the financial sector were responsible for the Portfolio's solid performance in the second quarter. All, however, experienced setbacks in the aftermath of September 11th, as our predictions for an economic recovery were pushed out later into the second half of 2002.

Still, we believe it is critical to keep in mind that the recovery has not been cancelled -- far from it. Certainly, with anxiety concerning both political and economic events running high, the economy's slowdown may be deeper than originally anticipated. Nonetheless, the Federal Reserve has responded quickly, cutting rates aggressively, and it may move again before year-end. Moreover, the federal government is currently negotiating a significant fiscal stimulus package and it is expected to be in place no later than early next year. The impact of these efforts should become apparent by the second quarter of 2002. Combined with the tax cuts passed earlier, the nine interest rate cuts and declining energy prices, the bounce back may be stronger than many now anticipate. Although these are uncertain times, we expect the environment to be much more positive for economically-sensitive groups in the year ahead.

SMALL CAP VALUE PORTFOLIO*

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (3.48)% (without giving effect to the sales charge), and Class B and C shares had a total return of (3.77)%(4), (without giving effect to the CDSC). The Portfolio's benchmark, the Russell 2000 Index returned (9.47)% for the same period.

WELL-POSITIONED FOR RECOVERY

The six month period ended September 30, 2001 started out strong, with the Portfolio ending August with year-to-date performance in the double-digits. In fact, over the course of the summer, small cap issues performed superbly on both an absolute basis and relative to large cap issues. The healthcare sector, where the Portfolio was heavily overweighted, led the way. In the wake of the terrorist events of September 11th, however, stocks across the market sold off. Like others, our Portfolio experienced a decline in performance. This resulted in calendar year-to-date performance through the third quarter of (4.99)% for Class A shares (without giving effect to the sales charge) versus (15.36)% for the benchmark for the same period.

As would be expected, some stocks were more affected by these events than others. (For example, healthcare companies stood their ground better than most.) Airline, travel and travel-related issues, however, were particularly hard hit as planes were grounded and reservations were cancelled. Among our holdings, Steiner Leisure, which has embarked on an aggressive strategic plan to diversify its revenues to a more even balance between sea and land-based facilities, experienced a drop in its stock price based on its current high exposure to the cruise industry. Believing that the market had greatly overreacted in this particular case, we moved quickly to purchase more when the stock fell. Moving into the fourth quarter, Steiner Leisure recovered some of the ground lost. The situation was similar with JB Hunt Transport, our one holding in the transportation sector. In the general economic environment of the period, the company saw weaker freight demand and preannounced their quarterly earnings in late September, but the quarter actually ended better than expected and the stock also rose.

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After such a promising start, the six month period was a disappointing one for us in both absolute and relative terms. Given the recent political and economic environments, we did move quickly to capitalize on the market's volatility and upgraded the quality of our portfolio. We also worked to take advantage of market inefficiencies when they appeared for both current and new holdings. We believe these opportunities and modifications will lead to better performance in both the short and long-term.

FOCUS LIST PORTFOLIO

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (8.42)% (without giving effect to the sales charge), and Class B and C shares had a total return of (8.69)%(5) (without giving effect to the CDSC). The Portfolio's benchmark, the S&P 500 Index returned (9.68)% for the same period.

The Portfolio is designed to mirror, as closely as possible, the stocks on the Bear Stearns Focus List -- typically 20 stocks selected by the Bear Stearns Research Department as its "best stock picks for capital appreciation." In addition, the Portfolio's management team determines the weighting given to any one stock based on its assessment of company and industry trends.

MORE DEFENSIVE STOCKS HOLD THEIR GROUND

The six months ended September 30, 2001 were among the most challenging in recent memory. Over the summer, profit warnings and gloomy economic statistics took their toll. Clearly, the economy was slowing, and to a greater degree than many had anticipated. Stocks moved lower, with technology issues leading the way. High quality issues and those likely to benefit from a lower rate environment were also affected but to a lesser degree. Concentrated in such issues, the Portfolio performed well over the first half of the period and moving into September. Then, in the wake of the attacks on the United States on September 11th, the markets sold off significantly. Few sectors were left untouched -- virtually all issues in all sectors saw declines. Still, the response to this crisis, while certainly disconcerting, was not out of line with market declines in the face of other global and financial crises, or what might have been reasonably anticipated.

Still, the Portfolio did hold positions in several industries directly affected by events and declines in these issues did impact performance. Embraer Aircraft, a Brazilian airplane manufacturer, saw long-confirmed orders evaporate. The New York Times and AOL took hits with the sudden drop in advertising. With a near-term rebound in advertising unlikely, we eliminated both positions. Other changes made include the elimination of a prime takeover target, Barclay's Bank, as interest in mergers and acquisitions declined. We added two companies expected to benefit from lower interest rates: MBNA Corp., a leading credit card lender, and Moody's Corp., the debt rating service. With lower interest rates, more debt issuance is expected, which should benefit Moody's with a strong and continuing revenue stream.

Historically, while the markets have dropped initially in reaction to global and financial crises, they have regained momentum and moved higher in the succeeding months. Of course, in this case, recent events exacerbated the already weak economic climate. But the Federal Reserve has responded by cutting rates aggressively and adding liquidity. The government also plans to add stimulus with various industry aid packages and tax cuts. Thus, we do anticipate that the economy and stocks will strengthen in the months ahead. Nonetheless, we continue to focus our attention on more defensive, quality issues. Not surprisingly, we expect these companies with strong cash positions and solid fundamentals to exhibit strength in the months ahead.

BALANCED PORTFOLIO

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (3.05)% (without giving effect to the sales charge), and Class B and C shares had a total return of (3.30)% and (3.38)%(6), respectively (without giving effect to the CDSC). The Portfolio's broad-based securities market index, the S&P 500 returned (9.68)% while the Lipper Balanced Fund Index, returned (4.34)%, for the same period.

In the weeks prior to September 11th, it appeared that a recovery, if not visible, was on the horizon. After a lackluster second quarter, the stocks had begun to firm. In the fixed income markets, the end of the rate cutting cycle seemed to be in sight. But in the wake of the terrorist attacks, a deeper slowdown appeared all but inevitable. Moving quickly, to ensure liquidity remained in the system, the Federal Reserve cut short-term rates further, taking the targeted Federal Funds rate down to 3.0%. Conservatively-positioned portfolios benefited as the yield curve steepened. In the equities market, however, there were few winners. Virtually all sectors sold off when trading resumed on September 17th, with more economically-sensitive groups leading the way. After the initial sell-off, many issues moved back upward and a good deal of the ground lost was regained in the weeks that followed. Nonetheless, the six-month period ended September 30, 2001 was a very challenging one in the equities markets.

In anticipation of recovery, the equity portion of the Portfolio was tilted toward recovery as we moved into the fall. Overweighted in capital goods, technology and consumer cyclicals, its performance was affected as the terrorist attacks exacerbated the economy's already-weak condition. The fixed income portion of the Portfolio, however, was more conservatively positioned. As profit warnings proliferated in the summer, exposures in the corporate sector had been pared. While the Portfolio did have holdings in the mortgage-backed and asset-backed sectors during the period, they were focused on discount coupons which were not greatly affected by the increase in prepayment risk. Thus, our fixed income holdings posted strong returns, and enabled the Portfolio to hold its ground in the volatile environment of the period.

Clearly, our economy was flirting with recession as the summer drew to a close. After the events of September 11th, a recession became almost certain. But, given the interest rate cuts, planned fiscal stimulus, tax cuts on the horizon and declining energy prices, it may be a far shorter one than many now anticipate. We anticipate the effects of all of these efforts should begin to be apparent by the second quarter of 2002, barring any other major disruptions of business. Given this, we expect to see the environment for corporate bonds improve significantly in the year ahead -- and we will look to increase our holdings here when the first signs of such improvement become apparent. Also, as activity picks up, the environment should be much more positive for economically-sensitive issues like those in our Portfolio in the year ahead.

INTERNATIONAL EQUITY PORTFOLIO**

For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (17.78)% (without giving effect to the sales charge), and Class B and C shares had a total return of (18.08)% and (18.03)%(7), respectively, (without giving effect to the CDSC). The Portfolio's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned (14.70)% for the same period.

IMPACT OF SEPTEMBER 11TH RIPPLES THROUGH MARKETS GLOBALLY

Already faltering, markets globally sold off in the weeks that followed the attacks on the United States. When trading resumed, no markets were left untouched -- all experienced significant declines below their September 10th closing averages. But this response, while certainly disconcerting, was not unexpected. Nor, was this sell-off out of line with what has happened in the past in response to other global or financial crises. Nonetheless, the attacks exacerbated the already-gloomy economic climate worldwide. While fears of a global recession had abated somewhat in the weeks immediately preceding September 11th, there had been little on the horizon to indicate a rebound was around the corner.

Earlier in the year in Japan, the move towards true and substantial structural change had gained momentum with the election of a new government. Moreover, what government response there had been to economic conditions was perceived to lack a clear message or sense of direction. This, coupled with a steady stream of disappointing economic news, dampened enthusiasm in the equity markets. Over the course of the period, too, the strength of the yen hurt exporter stocks, like Toyota, Honda and Fuji Photo, which were among the Portfolio's major holdings in the Japanese market. European markets performed somewhat better than the Japanese market, but here, too, the environment was difficult. As we anticipated, European monetary authorities did lower interest rates in late summer. But the decreases were not as large as investors expected or wanted. As a result, response was muted as investors remained seated on the sidelines anticipating more cuts lay ahead.

Not surprisingly in the environment of the six months ended September 30, 2001, healthcare and consumer staples were very strong performers due to their stable cash flows. Throughout the period, the Portfolio was heavily weighted in these issues holding positions in companies. At the same time, however, as economies worldwide weakened, financial and consumer cyclicals took it on the chin. Positions here were gradually reduced over the course of the period. In the wake of September 11th, even defensive issues experienced declines. While the markets did stabilize and prices began to recover over the following weeks, all ground lost was not regained. The performance of our Portfolio, like many other international equity portfolios, was affected.

With uncertainty running high in both the political and economic arenas, activity is most likely to be slow and enthusiasm hard to come by over the near-term. In light of this, we expect to continue to focus on companies with earnings visibility and solid growth prospects, particularly those in industries such as healthcare and food and beverages. Looking out further, the picture is brighter. In Europe, we expect to see further easing in interest rates. In other markets worldwide, too, we have seen a good deal of fiscal and monetary policy response -- all of which contributes to stabilizing the markets and laying the groundwork for a solid recovery.

S&P STARS OPPORTUNITIES PORTFOLIO

We are pleased to introduce our newest fund, the S&P STARS Opportunities Portfolio, which commenced operations on October 1, 2001. This new fund focuses on small- to mid-capitalization companies using the investment process of the Bear Stearns Funds' S&P STARS Portfolio. The S&P STARS Opportunities Portfolio will invest primarily in companies with market capitalizations of $7 billion or less. Stocks will generally be selected for their potential to outperform the S&P MidCap 400 Index through an analytical process based on Standard & Poor's highest-ranked 5-STARS stocks and Bear Stearns' disciplined fundamental analysis.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce


Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

------------
* Small-cap funds typically carry additional risks, since smaller companies generally have a higher risk of failure than well-established larger companies. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

** International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.

(1) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (17.85)%, including the initial 5.50% maximum sales charge and Class B shares returned (17.62)% including the 5.00% CDSC and Class C shares returned (14.15)%, including the 1.00% CDSC.

(2) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (16.68)%, including the initial 5.50% maximum sales charge and the Class B shares returned (16.40)%, including the 5.00% CDSC and Class C shares returned (12.88)%, including the 1.00% CDSC.

(3) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (14.25)%, including the initial 5.50% maximum sales charge and the Class B shares returned (14.00)%, including the 5.00% CDSC and Class C shares returned (10.40)%, including the 1.00% CDSC.

(4) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (8.81)%, including the initial 5.50% maximum sales charge and the Class B shares returned (8.58)%, including the 5.00% CDSC and Class C shares returned (4.73)%, including the 1.00% CDSC.

(5) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (13.43)%, including the initial 5.50% maximum sales charge and the Class B shares returned (13.25)%, including the 5.00% CDSC and Class C shares returned (9.60)%, including the 1.00% CDSC.

(6) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (8.36)%, including the initial 5.50% maximum sales charge and the Class B shares returned (8.10)%, including the 5.00% CDSC and Class C shares returned (4.34)%, including the 1.00% CDSC.

(7) For the six months ended September 30, 2001, the Portfolio's Class A shares had a total return of (22.29)%, including the initial 5.50% maximum sales charge and the Class B shares returned (22.17)%, including the 5.00% CDSC and Class C shares returned (18.85)%, including the 1.00% CDSC.

Bear Stearns Asset Management Inc. has waived its advisory fee and agreed to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)


                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    --------------------------------------------------------------------------------------------     ----------
     1.  Cable TV                                                                                             8.41
     2.  Cellular Telecommunications                                                                          6.42
     3.  Electronic Components                                                                                6.29
     4.  Commercial Services - Finance                                                                        5.56
     5.  Diversified Operations                                                                               3.89
     6.  Investment Management/Advisor Service                                                                3.86
     7.  Physical Therapy/Rehabilitation Centers                                                              3.72
     8.  Banks                                                                                                3.37
     9.  Retail - Office Supplies                                                                             3.06
    10.  Broadcasting Services - Programming                                                                  2.91


                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                         INDUSTRY                        NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  Sprint Corp. (PCS Group)                   Cellular Telecommunications                               6.42
     2.  Moody's Corp.                              Commercial Services - Finance                             5.56
     3.  Comcast Corp.                              Cable TV                                                  5.09
     4.  Tyco International Ltd.                    Diversified Operations                                    3.89
     5.  Eaton Vance Corp.                          Investment Management/Advisor Service                     3.86
     6.  Vishay Intertechnology, Inc.               Electronic Components                                     3.84
     7.  FleetBoston Financial Corp.                Banks                                                     3.37
     8.  Staples, Inc.                              Retail - Office Supplies                                  3.06
     9.  Liberty Media Corp.                        Broadcasting Services - Programming                       2.91
    10.  Scholastic Corp.                           Publishing - Books                                        2.90

--------
*    The Portfolio's composition will change over time.

                            THE INSIDERS SELECT FUND

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
     1.  Banks                                                                                                5.72
     2.  Financial Guarantee Insurance                                                                        5.55
     3.  Credit & Finance                                                                                     3.91
     4.  Diversified Manufacturing Operations                                                                 3.88
     5.  Aerospace & Defense Equipment                                                                        3.59
     6.  Commercial Services - Finance                                                                        3.48
     7.  Telephone - Integrated                                                                               3.37
     8.  Life/Health Insurance                                                                                3.22
     9.  Electric - Integrated                                                                                3.16
    10.  Medical - Hospitals                                                                                  3.06


                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                         INDUSTRY                        NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  New Dun & Bradstreet Corp. (The)           Commercial Services - Finance                             3.48
     2.  Lincoln National Corp.                     Life/Health Insurance                                     3.22
     3.  Bank of America Corp.                      Banks                                                     3.21
     4.  FPL Group, Inc.                            Electric - Integrated                                     3.16
     5.  HCA-The Healthcare Co.                     Medical - Hospitals                                       3.06
     6.  Washington Mutual, Inc.                    Savings & Loan                                            3.03
     7.  May Department Stores Company (The)        Retail - Department Stores                                3.00
     8.  RadioShack Corp.                           Retail - Consumer Electronic Products                     3.00
     9.  Liberty Media Corp.                        Broadcast Services - Programming                          2.97
    10.  Citigroup Inc.                             Financial Services                                        2.92

-------
* The Portfolio's composition will change over time.

                            LARGE CAP VALUE PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
     1.  Banks                                                                                                9.07
     2.  Telephone - Integrated                                                                               7.94
     3.  Oil Companies-Integrated                                                                             6.74
     4.  Retail - Restaurants                                                                                 5.44
     5.  Retail - Department Stores                                                                           4.90
     6.  Financial Guarantee Insurance                                                                        3.68
     7.  Credit & Finance                                                                                     3.53
     8.  Diversified Manufacturing Operations                                                                 3.34
     9.  Financial Services                                                                                   3.10
    10.  Broadcast Services - Programming                                                                     3.04


                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                        INDUSTRY                         NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  May Department Stores Co. (The)            Retail - Department Stores                                3.47
     2.  Bank of America Corp.                      Banks                                                     3.15
     3.  Citigroup Inc.                             Financial Services                                        3.10
     4.  McDonald's Corp.                           Retail - Restaurants                                      3.10
     5.  Liberty Media Corp.                        Broadcast Services - Programming                          3.04
     6.  MGIC Investment Corp.                      Financial Guarantee Insurance                             3.03
     7.  Hewlett-Packard Co.                        Computers                                                 2.89
     8.  Du Pont (E.I.) de Nemours and Co.          Chemicals - Diversified                                   2.83
     9.  American Express Co.                       Credit & Finance                                          2.60
    10.  Interpublic Group of Companies, Inc. (The) Advertising Agencies                                      2.57

------
*    The Portfolio's composition will change over time.

                            SMALL CAP VALUE PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
     1.  Medical - Drugs                                                                                     12.63
     2.  Building & Construction Products                                                                     5.04
     3.  Savings & Loan/Thrifts                                                                               4.27
     4.  Consumer Products - Misc.                                                                            4.23
     5.  Medical - Generic Drugs                                                                              4.06
     6.  Commercial Banks                                                                                     3.94
     7.  Food - Miscellaneous/Diversified                                                                     3.32
     8.  Radio                                                                                                3.28
     9.  Commercial Services                                                                                  3.20
    10.  Retail - Home Furnishings                                                                            3.07


                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                        INDUSTRY                         NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  Impax Laboratories, Inc.                   Medical - Drugs                                           7.81
     2.  Pharmaceutical Resources, Inc.             Medical - Generic Drugs                                   4.06
     3.  Hibernia Foods plc                         Food - Miscellaneous/Diversified                          3.32
     4.  Cox Radio, Inc.                            Radio                                                     3.28
     5.  Steiner Leisure Ltd.                       Commercial Services                                       3.20
     6.  Pier 1 Imports, Inc.                       Retail - Home Furnishings                                 3.07
     7.  AnnTaylor Stores Corp.                     Retail - Apparel/Shoe                                     2.97
     8.  Furniture Brands International, Inc.       Home Furnishings                                          2.88
     9.  Elcor Corp.                                Building & Construction Products                          2.87
    10.  COMARCO, Inc.                              Communications                                            2.85

------
*    The Portfolio's composition will change over time.

                              FOCUS LIST PORTFOLIO
                               SEPTEMBER 30, 2001
                                   (UNAUDITED)


                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
     1.  Technology: Computer Services                                                                       22.54
     2.  Financial Services: Government-Sponsored Enterprises                                                 8.92
     3.  Media: Radio & TV Broadcasting                                                                       8.68
     4.  Media: Publishing/Information                                                                        6.77
     5.  Financial Services: Brokers/Asset Managers                                                           6.40
     6.  Healthcare: Major Pharmaceuticals                                                                    6.04
     7.  Financial Services: Specialty Finance                                                                5.82
     8.  Basic Industry: Ground Transportation                                                                4.59
     9.  Energy: International Major Oils                                                                     4.44
    10.  Technology: Enterprise Hardware/PC Hardware/iAppliance                                               4.42


                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                         INDUSTRY                        NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  Affiliated Computer Services, Inc.         Technology: Computer Services                            11.95
     2.  BISYS Group, Inc. (The)                    Technology: Computer Services                            10.59
     3.  Fannie Mae                                 Financial Services: Government-Sponsored Enterprises      8.92
     4.  Moody's Corp.                              Media: Publishing/Information                             6.77
     5.  Investment Technology Group                Financial Services: Brokers/Asset Managers                6.40
     6.  American Home Products Corp.               Healthcare: Major Pharmaceuticals                         6.04
     7.  MBNA Corp.                                 Financial Services: Specialty Finance                     5.82
     8.  USA Networks, Inc.                         Media: Radio & TV Broadcasting                            4.97
     9.  Heartland Express, Inc.                    Basic Industry: Ground Transportation                     4.59
    10.  Royal Dutch Petroleum Co.                  Energy: International Major Oils                          4.44

------
*    The Portfolio's composition will change over time.

                               BALANCED PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                      TOP FIVE INDUSTRY/SECTOR WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY/SECTOR                                                                                  NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
EQUITY
--------------------------------------------------------------------------------------------------------------------
     1.  Telephone - Integrated                                                                               4.05
     2.  Oil Companies - Integrated                                                                           2.70
     3.  Retail - Department Stores                                                                           2.35
     4.  Retail - Restaurants                                                                                 2.19
     5.  Computers                                                                                            1.76
LONG-TERM DEBT
--------------------------------------------------------------------------------------------------------------------
     1.  U.S. Government Agency Obligations                                                                  23.78
     2.  U.S. Government Obligations                                                                         12.21
     3.  Mortgage Backed Securities                                                                           1.07
     4.  Financial                                                                                            0.95
     5.  Diversified Financial Services                                                                       0.90


                               TOP FIVE HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                             INDUSTRY/SECTOR             NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------

EQUITY
--------------------------------------------------------------------------------------------------------------------
     1.  Texaco, Inc.                                          Oil Companies - Integrated                     1.49
     2.  Bank of America Corp.                                 Banks                                          1.42
     3.  May Department Stores Co., (The)                      Retail, Department Stores                      1.38
     4.  Liberty Media Corp.                                   Broadcasting Services - Programming            1.33
     5.  Hewlett-Packard Co.                                   Computers                                      1.32
LONG-TERM DEBT
--------------------------------------------------------------------------------------------------------------------
     1.  Fannie Mae                                            U.S. Government Agency Obligations            13.20
     2.  U.S. Treasuries                                       U.S. Government Obligations                   12.21
     3.  Freddie Mac                                           U.S. Government Agency Obligations             9.20
     4.  Government National Mortgage Association              U.S. Government Agency Obligations             1.38
     5.  National Rural Utilities, Collateral Trust            Diversified Financial Services                 0.90

---------
*    The Portfolio's composition will change over time.

                         INTERNATIONAL EQUITY PORTFOLIO

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                          TOP TEN INDUSTRY WEIGHTINGS*

                                                                                                          PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    ---------------------------------------------------------------------------------------------    ----------
     1.  Medical - Drugs                                                                                     19.04
     2.  Oil Companies - Integrated                                                                           7.86
     3.  Money Center Banks                                                                                   7.05
     4.  Food - Miscellaneous/Diversified                                                                     4.95
     5.  Electric - Integrated                                                                                4.90
     6.  Cosmetics & Toiletries                                                                               3.18
     7.  Finance - Investment Banking/Brokerage                                                               2.65
     8.  Drug Delivery Systems                                                                                2.65
     9.  Commercial Banks - Non-U.S.                                                                          2.40
    10.  Food - Retail                                                                                        2.38



                                TOP TEN HOLDINGS*

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                         INDUSTRY                        NET ASSETS
 ----    ----------------------------------------   --------------------------------------------------    ----------
     1.  GlaxoSmithKline plc                        Medical - Drugs                                           4.60
     2.  Sanofi-Synthelabo SA                       Medical - Drugs                                           3.87
     3.  Nestle SA                                  Food - Miscellaneous/Diversified                          3.04
     4.  Total Fina Elf SA                          Oil Companies - Integrated                                2.79
     5.  Elan Corp. plc, ADR                        Drug Delivery Systems                                     2.65
     6.  Aventis SA                                 Medical - Drugs                                           2.43
     7.  Royal Dutch Petroleum Co.                  Oil Companies - Integrated                                2.42
     8.  AstraZeneca Group plc                      Medical - Drugs                                           2.40
     9.  Tokyo Electric Power Company,
         Incorporated (The)                         Electric - Integrated                                     2.19
    10.  Novartis AG                                Medical - Drugs                                           2.16

-----
* The Portfolio's composition will change over time.

                             THE BEAR STEARNS FUNDS

                               S&P STARS PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 99.89%

                APPLICATIONS SOFTWARE - 0.89%
     420,000    Intuit Inc.*+                                   $   15,036,000
     220,000    Mercury Interactive Corp.*                           4,188,800
     132,500    Roxio, Inc.*++                                       2,014,000
                                                                --------------
                                                                    21,238,800
                                                                --------------
                BANKS - 3.37%
   2,200,000    FleetBoston Financial Corp.                         80,850,000
                                                                --------------
                BEVERAGES-WINE/SPIRITS - 1.39%
     800,000    Constellation Brands, Inc., Class A*                33,328,000
                                                                --------------
                BROADCASTING SERVICES - PROGRAMMING - 2.91%
   5,500,000    Libery Media Corp.+                                 69,850,000
                                                                --------------
                CABLE TV - 8.41%
   1,500,000    Cablevision Systems Corp., Class A*+                61,410,000
     900,000    Cablevision Systems Corp.--
                   Rainbow Media Group*+                            18,225,000
   3,400,000    Comcast Corp., Special Class A*+(a)                121,958,000
                                                                --------------
                                                                   201,593,000
                                                                --------------
                CELLULAR TELECOMMUNICATIONS - 6.42%
   5,850,000    Sprint Corp. (PCS Group)*                          153,796,500
                                                                --------------
                COMMERCIAL SERVICES - FINANCE - 5.56%
   3,600,000    Moody's Corp.(a)                                   133,200,000
                                                                --------------
                COMPUTERS - INTEGRATED - 0.59%
   1,000,000    Brocade Communications Systems, Inc.*++             14,030,000
                                                                --------------
                COMPUTERS - MICRO - 0.64%
   1,850,000    Sun Microsystems, Inc.*++                           15,299,500
                                                                --------------
                CONSULTING SERVICES - 0.45%
   1,185,000    Gartner, Inc., Class A*++                           10,724,250
                                                                --------------
                CONTAINERS - PAPER/PLASTIC - 1.13%
   2,050,000    Smurfit-Stone Container Corp.*                      27,121,500
                                                                --------------
                COSMETICS & TOILETRIES - 2.69%
   1,040,000    Kimberly-Clark Corp.++                          $   64,480,000
                                                                --------------
                DATA PROCESSING/MANAGEMENT - 1.22%
     700,000    Choicepoint, Inc.*                                  29,148,000
                                                                --------------
                DIVERSIFIED OPERATIONS - 3.89%
   2,050,000    Tyco International Ltd.                             93,275,000
                                                                --------------
                DRUG DELIVERY SYSTEMS - 2.44%
     900,000    Andrx Group*                                        58,428,000
                                                                --------------
                ELECTRONIC COMPONENTS - 6.29%
   5,000,600    Vishay Intertechnology, Inc.*                       92,011,040
   2,500,000    Xilinx, Inc.*+                                      58,825,000
                                                                --------------
                                                                   150,836,040
                                                                --------------
                ELECTRONIC COMPONENTS - MISCELLANEOUS - 0.82%
     875,900    Technitrol, Inc.+                                   19,532,570
                                                                --------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.14%
     322,000    AXT, Inc.*++                                         3,413,200
                                                                --------------
                ELECTRONICS - 2.05%
   2,050,000    Adobe Systems Inc.+                                 49,159,000
                                                                --------------
                E-MARKETING/INFORMATION - 1.54%
   6,461,000    DoubleClick Inc.*++                                 36,827,700
                                                                --------------
                ENTERPRISE SOFTWARE/SERVICES - 0.14%
   1,020,100    Packeteer, Inc.*+++                                  3,254,119
                                                                --------------
                FINANCE - MORTGAGE LOAN/BANKER - 1.65%
     900,000    Countrywide Credit Industries, Inc.                 39,537,000
                                                                --------------
                FINANCIAL GUARANTEE INSURANCE - 2.05%
     900,000    Ambac Financial Group, Inc.+                        49,239,000
                                                                --------------
                HEALTH CARE COST MANAGEMENT SERVICES - 1.03%
   1,000,000    Orthodontic Centers of America, Inc.*+              24,650,000
                                                                --------------
                INDUSTRIAL - 1.40%
     800,000    Praxair, Inc.                                       33,600,000
                                                                --------------

The accompanying notes are an integral part of the financial statements.


                                       15

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                INTERNET CONTENT - 0.20%
   3,647,500    SportsLine.com, Inc.*+++(b)                     $    4,887,650
                                                                --------------
                INTERNET SECURITY - 2.17%
   1,500,000    Symantec Corp.*                                     52,005,000
                                                                --------------
                INVESTMENT MANAGEMENT/ADVISOR SERVICE - 3.86%
   2,950,000    Eaton Vance Corp.                                   92,482,500
                                                                --------------
                MEDICAL & DRUGS SERVICES - 1.31%
     750,000    King Pharmaceuticals, Inc.*+                        31,462,500
                                                                --------------
                MEDICAL - DRUGS - 2.39%
   1,430,000    Pfizer Inc.                                         57,343,000
                                                                --------------
                MEDICAL INSTRUMENTS - 0.91%
   3,500,000    Intuitive Surgical, Inc.*+(b)                       21,840,000
                                                                --------------
                MEDICAL LABORATORIES - 0.70%
     488,000    IMPATH, Inc.*+                                      16,840,880
                                                                --------------
                MULTI-LINE INSURANCE - 0.31%
     200,000    Allstate Corp.                                       7,470,000
                                                                --------------
                MULTIMEDIA - 2.69%
   1,950,000    AOL Time Warner, Inc.*+                             64,545,000
                                                                --------------
                NETWORKING PRODUCTS - 0.46%
   1,600,000    Extreme Networks, Inc.*++                           11,056,000
                                                                --------------
                OIL & GAS DRILLING - 2.00%
   2,000,000    Noble Drilling Corp.*+                              48,000,000
                                                                --------------
                OIL & OFFSHORE DRILLING - 2.22%
   2,500,000    Santa Fe International Corp.+                       53,125,000
                                                                --------------
                OIL COMPANIES - EXPLORATION & PRODUCTION -
                0.07%
      50,000    Evergreen Resources, Inc.+                           1,697,500
                                                                --------------
                PHARMACEUTICALS - 1.14%
     450,000    Teva Pharmaceutical Industries Ltd., ADR+           27,202,500
                                                                --------------
                PHYSICAL THERAPY/REHABILITATION CENTERS - 3.72%
   2,250,000    HEALTHSOUTH Corp.*                              $   36,585,000
   1,208,600    RehabCare Group, Inc.*(b)                           52,586,186
                                                                --------------
                                                                    89,171,186
                                                                --------------
                PUBLISHING - BOOKS - 2.90%
   1,600,000    Scholastic Corp.*+                                  69,600,000
                                                                --------------
                RETAIL - 0.93%
   1,200,000    Linens `n Things, Inc.*                             22,296,000
                                                                --------------
                RETAIL - BOOKSTORE - 0.65%
     430,000    Barnes & Noble, Inc.*                               15,523,000
                                                                --------------
                RETAIL - DRUG STORES - 2.49%
   1,800,000    CVS Corp.++                                         59,760,000
                                                                --------------
                RETAIL - GROCERY STORES - 1.88%
   1,830,000    Kroger Co. (The)*+                                  45,091,200
                                                                --------------
                RETAIL - OFFICE SUPPLIES - 3.06%
   5,500,000    Staples, Inc.*++                                    73,425,000
                                                                --------------
                TELEPHONE - INTEGRATED - 1.81%
   2,700,000    Broadwing, Inc.*                                    43,416,000
                                                                --------------
                TRANSPORT - TRUCK - 1.57%
   1,200,000    USFreightways Corp.++                               37,608,000
                                                                --------------
                WEB PORTALS/ISP - 1.34%
   2,550,000    GoTo.com, Inc.*+++(b)                               32,002,500
                                                                --------------
                Total Common Stocks
                   (cost - $2,709,278,872)                       2,394,261,595
                                                                --------------

                SHORT-TERM INVESTMENT -- 0.47%

                INVESTMENT COMPANY - 0.47%
  11,361,312    Federated Investors, Trust for Short-Term
                   U.S. Government Securities,
                   2.99%**+++ (cost - $11,361,312)                  11,361,312
                                                                --------------
                Total Investments-- 100.36%
                  (cost - $2,720,640,184)                        2,405,622,907
                Liabilities in excess of other
                   assets-- (0.36)%                                 (8,723,580)
                                                                --------------
                Net Assets-- 100.00%                            $2,396,899,327
                                                                ==============


The accompanying notes are an integral part of the financial statements.


                                       16

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                SHORT SALES OF COMMON STOCK

                AIRLINES
      800,000   UAL Corp.                                       $   14,608,000
                                                                --------------
                ELECTRONIC MEASUREMENT INSTRUMENTS
    1,500,000   Agilent Technologies, Inc.                          29,325,000
                                                                --------------
                PAPER & RELATED PRODUCTS
      100,000   Potlatch Corp.                                       2,699,000
                                                                --------------
                RESPIRATORY PRODUCTS
      150,000   ResMed Inc.                                          7,620,000
                                                                --------------
                RETAIL - RESTAURANTS
       10,000   Krispy Kreme Doughnuts, Inc.                           296,000
                                                                --------------
                SEMICONDUCTOR EQUIPMENT
   17,500,000   Teradyne, Inc.@                                 $   34,125,000
                                                                --------------
                Total Short Sales of Common Stocks
                   (proceeds received: $103,780,848)            $   88,673,000
                                                                ==============

-----
Unless otherwise indicated, all common stocks held long are ranked as five stars and short positions ranked as one star.

+    Currently ranked as four stars.
++   Currently ranked as three stars.
+++  Not ranked by STARS.
@    Currently ranked as two stars.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
(a)  A portion of this security is used as collateral for securities sold short.
(b)  Affiliated Company.
ADR  American Depositary Receipts.

S&P STARS RANKING:

Five stars --  Buy -- Expect to be among best performers over next 12 months and to rise in price.
Four stars --  Accumulate -- Expect to be an above average
               performer.
Three stars -- Hold -- Expect to be an average performer.
Two stars --   Avoid -- Expect to be a below average performer.
One star --    Sell -- Expect to be well below average performer and to fall in price.


The accompanying notes are an integral part of the financial statements.

                            THE INSIDERS SELECT FUND

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 92.87%

                ADVERTISING AGENCIES - 1.80%
      28,200    Interpublic Group of Companies, Inc. (The)      $      575,280
                                                                --------------
                AEROSPACE & DEFENSE EQUIPMENT - 3.59%
      25,300    Goodrich Corp.                                         492,844
      14,100    United Technologies Corp.                              655,650
                                                                --------------
                                                                     1,148,494
                                                                --------------
                AUTO - CARS/LIGHT TRUCKS - 2.07%
      15,400    General Motors Corp.                                   660,660
                                                                --------------
                BANKS - 5.72%
      17,600    Bank of America Corp.                                1,027,840
      23,500    J.P. Morgan Chase & Co.                                802,525
                                                                --------------
                                                                     1,830,365
                                                                --------------
                BROADCAST SERVICES - PROGRAMMING - 2.97%
      74,900    Liberty Media Corp.*                                   951,230
                                                                --------------
                CABLE TV - 2.45%
      21,800    Comcast Corp.*                                         781,966
                                                                --------------
                CHEMICALS - DIVERSIFIED - 2.65%
      22,600    Du Pont (E.I.) de Nemours and Co.                      847,952
                                                                --------------
                COMMERCIAL SERVICES - 1.94%
      32,400    Viad Corp.                                             621,432
                                                                --------------
                COMMERCIAL SERVICES - FINANCE - 3.48%
      39,700    New Dun & Bradstreet Corp. (The)*                    1,111,600
                                                                --------------
                COMPUTERS - 2.45%
      42,200    Dell Computer Corp.*                                   781,966
                                                                --------------
                COSMETICS & TOILETRIES - 2.62%
      13,500    Kimberly-Clark Corp.                                   837,000
                                                                --------------
                CREDIT & FINANCE - 3.91%
      25,400    American Express Co.                                   738,124
       6,400    Fannie Mae                                             512,384
                                                                --------------
                                                                     1,250,508
                                                                --------------
                DIVERSIFIED MANUFACTURING OPERATIONS - 3.88%
      18,500    Pentair, Inc.                                   $      569,245
      20,000    Textron, Inc.                                          672,200
                                                                --------------
                                                                     1,241,445
                                                                --------------
                ELECTRIC - INTEGRATED - 3.16%
      18,900    FPL Group, Inc.                                      1,012,095
                                                                --------------
                ELECTRIC PRODUCTS - MISCELLANEOUS - 2.60%
      17,700    Emerson Electric Co.                                   832,962
                                                                --------------
                ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.94%
      28,100    National Semiconductor Corp.*                          619,605
                                                                --------------
                FINANCIAL GUARANTEE INSURANCE - 5.55%
      18,000    MBIA, Inc.                                             900,000
      13,400    MGIC Investment Corp.                                  875,556
                                                                --------------
                                                                     1,775,556
                                                                --------------
                FINANCIAL SERVICES - 2.92%
      23,066    Citigroup Inc.                                         934,173
                                                                --------------
                LIFE/HEALTH INSURANCE - 3.22%
      22,100    Lincoln National Corp.                               1,030,523
                                                                --------------
                MACHINERY - GENERAL INDUSTRIAL - 2.10%
      22,300    Dover Corp.                                            671,453
                                                                --------------
                MEDICAL - DRUGS - 2.77%
      17,100    Abbott Laboratories                                    886,635
                                                                --------------
                MEDICAL - HOSPITALS - 3.06%
      22,100    HCA-The Healthcare Co.                                 979,251
                                                                --------------
                OIL COMPANIES - INTEGRATED - 2.76%
      27,200    Unocal Corp.                                           884,000
                                                                --------------
                PHOTO EQUIPMENT & SUPPLIES - 2.21%
      21,700    Eastman Kodak Co.                                      705,901
                                                                --------------
                RETAIL - CONSUMER ELECTRONIC PRODUCTS - 3.00%
      39,600    RadioShack Corp.                                       960,300
                                                                --------------

The accompanying notes are an integral part of the financial statements.


                                       18

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                RETAIL - DEPARTMENT STORES - 3.00%
      33,100    May Department Stores Co. (The)                 $      960,562
                                                                --------------
                RETAIL - RESTAURANTS - 2.60%
      30,600    McDonald's Corp.                                       830,484
                                                                --------------
                SAVINGS & LOAN - 3.03%
      25,200    Washington Mutual, Inc.                                969,696
                                                                --------------
                TELECOMMUNICATION EQUIPMENT - 0.83%
      27,000    Tellabs, Inc.*                                         266,760
                                                                --------------
                TELECOMMUNICATION SERVICES - 2.73%
      54,200    Broadwing Inc.*                                        871,536
                                                                --------------
                TELEPHONE - INTEGRATED - 3.37%
      26,100    AT&T Corp.                                             503,730
      38,100    WorldCom, Inc. - WorldCom Group*                       573,024
                                                                --------------
                                                                     1,076,754
                                                                --------------
                WIRELESS EQUIPMENT - 2.49%
      51,100    Motorola, Inc.                                         797,160
                                                                --------------
                Total Common Stocks
                   (cost - $29,399,343)                             29,705,304
                                                                --------------
                SHORT-TERM INVESTMENT -- 4.15%
                INVESTMENT COMPANY - 4.15%
   1,327,250    Federated Investors, Trust for Short-Term
                   U.S. Government Securities, 2.99%**
                   (cost - $1,327,250)                          $    1,327,250
                                                                --------------
                Total Investments-- 97.02%
                   (cost - $30,726,593)                             31,032,554
                Other assets in excess of liabilities-- 2.98%          954,202
                                                                --------------
                Net Assets-- 100.00%                            $   31,986,756
                                                                ==============

-------
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.


The accompanying notes are an integral part of the financial statements.

                            LARGE CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS - 96.37%
                ADVERTISING AGENCIES - 2.57%
      58,500    Interpublic Group of Companies, Inc. (The)      $    1,193,400
                                                                --------------
                AEROSPACE & DEFENSE EQUIPMENT - 2.93%
      12,500    Goodrich Corp.                                         243,500
      24,000    United Technologies Corp.                            1,116,000
                                                                --------------
                                                                     1,359,500
                                                                --------------
                AUTO - CARS/LIGHT TRUCKS - 0.90%
       9,700    General Motors Corp.                                   416,130
                                                                --------------
                BANKS - 9.07%
      25,000    Bank of America Corp.                                1,460,000
      33,800    J.P. Morgan Chase & Co.                              1,154,270
       8,000    PNC Financial Services Group                           458,000
      17,000    SunTrust Banks, Inc.                                 1,132,200
                                                                --------------
                                                                     4,204,470
                                                                --------------
                BREWERY - 0.81%
       9,000    Anheuser-Busch Co., Inc.                               376,920
                                                                --------------
                BROADCAST SERVICES - PROGRAMMING - 3.04%
     111,000    Liberty Media Corp.*                                 1,409,700
                                                                --------------
                CHEMICALS - DIVERSIFIED - 2.83%
      35,000    Du Pont (E.I.) de Nemours and Co.                    1,313,200
                                                                --------------
                COMMERCIAL SERVICES - FINANCE - 1.22%
      10,400    Moody's Corp.                                          384,800
       6,400    New Dun & Bradstreet Corp. (The) *                     179,200
                                                                --------------
                                                                       564,000
                                                                --------------
                COMPUTER SERVICES - 2.37%
      21,000    Computer Sciences Corp.*                               696,570
       7,000    Electronic Data Systems Corp.                          403,060
                                                                --------------
                                                                     1,099,630
                                                                --------------
                COMPUTERS - 2.89%
      83,300    Hewlett-Packard Co.                                  1,341,130
                                                                --------------
                COSMETICS & TOILETRIES - 2.15%
      16,100    Kimberly-Clark Corp.                            $      998,200
                                                                --------------
                CREDIT & FINANCE - 3.53%
      41,500    American Express Co.                                 1,205,990
       5,400    Fannie Mae                                             432,324
                                                                --------------
                                                                     1,638,314
                                                                --------------
                DIVERSIFIED MANUFACTURING OPERATIONS - 3.34%
       3,800    Minnesota Mining and Manufacturing
                Company (3M)                                           373,920
      35,000    Textron, Inc.                                        1,176,350
                                                                --------------
                                                                     1,550,270
                                                                --------------
                DIVERSIFIED OPERATIONS - 1.82%
      44,000    Viad Corp.                                             843,920
                                                                --------------
                ELECTRIC - INTEGRATED - 2.19%
      19,000    FPL Group, Inc.                                      1,017,450
                                                                --------------
                ELECTRIC PRODUCTS - MISCELLANEOUS - 2.33%
      23,000    Emerson Electric Co.                                 1,082,380
                                                                --------------
                ELECTRONIC COMPONENTS - MISCELLANEOUS - 2.08%
      50,000    Philips Electronics                                    965,000
                                                                --------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.95%
      41,000    National Semiconductor Corp.*                          904,050
                                                                --------------
                FINANCE - INVESTMENT BANKING/BROKERAGE - 1.11%
      11,100    Morgan Stanley Dean Witter & Co.                       514,485
                                                                --------------
                FINANCIAL GUARANTEE INSURANCE - 3.68%
       6,000    MBIA, Inc.                                             300,000
      21,500    MGIC Investment Corp.                                1,404,810
                                                                --------------
                                                                     1,704,810
                                                                --------------
                FINANCIAL SERVICES - 3.10%
      35,533    Citigroup Inc.                                       1,439,086
                                                                --------------

The accompanying notes are an integral part of the financial statements.


                                       20

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                LIFE/HEALTH INSURANCE - 2.29%
       9,000    Lincoln National Corp.                          $      419,670
      16,500    Torchmark Corp.                                        643,500
                                                                --------------
                                                                     1,063,170
                                                                --------------
                MACHINERY-GENERAL INDUSTRIAL - 1.43%
      22,000    Dover Corp.                                            662,420
                                                                --------------
                MEDICAL PRODUCTS - 1.20%
      10,000    Johnson & Johnson                                      554,000
                                                                --------------
                MEDICAL-DRUGS - 1.02%
       9,100    Abbott Laboratories                                    471,835
                                                                --------------
                MULTI-LINE INSURANCE - 2.38%
      29,500    Allstate Corp. (The)                                 1,101,825
                                                                --------------
                OIL COMPANIES-INTEGRATED - 6.74%
       5,740    BP plc, ADR                                            282,236
      15,100    Exxon Mobil Corp.                                      594,940
      17,500    Texaco Inc.                                          1,137,500
      34,100    Unocal Corp.                                         1,108,250
                                                                --------------
                                                                     3,122,926
                                                                --------------
                PHOTO EQUIPMENT & SUPPLIES - 2.08%
      29,600    Eastman Kodak Co.                                      962,888
                                                                --------------
                RETAIL - DEPARTMENT STORES - 4.90%
      55,400    May Department Stores Co. (The)                      1,607,708
      20,200    TJX Companies, Inc. (The)                              664,580
                                                                --------------
                                                                     2,272,288
                                                                --------------
                RETAIL - RESTAURANTS - 5.44%
      53,000    McDonald's Corp.                                     1,438,420
      40,600    Wendy's International, Inc.                          1,081,990
                                                                --------------
                                                                     2,520,410
                                                                --------------
                SAVINGS & LOAN - 2.24%
      26,927    Washington Mutual, Inc.                              1,036,151
                                                                --------------
                TELECOMMUNICATION EQUIPMENT - 0.78%
      36,700    Tellabs, Inc.*                                  $      362,596
                                                                --------------
                TELEPHONE - INTEGRATED - 7.94%
      32,000    AT&T Corp.                                             617,600
      22,800    SBC Communications Inc.                              1,074,336
      47,100    Sprint Corp. (FON Group)                             1,130,871
       9,400    Verizon Communications Inc.                            508,634
      23,400    WorldCom, Inc. - WorldCom Group*                       351,936
                                                                --------------
                                                                     3,683,377
                                                                --------------
                WIRELESS EQUIPMENT - 2.02%
      60,100    Motorola, Inc.                                         937,560
                                                                --------------
                Total Common Stocks
                   (cost - $46,392,643)                             44,687,491
                                                                --------------

                SHORT-TERM INVESTMENT - 3.07%
                INVESTMENT COMPANY - 3.07%
   1,425,193    Federated Investors, Trust for Short-Term
                   U.S. Government Securities, 2.99%**
                   (cost - $1,425,193)                               1,425,193
                                                                --------------
                Total Investments-- 99.44%
                   (cost - $47,817,836)                             46,112,684
                Other assets in excess of
                   liabilities-- 0.56%                                 260,985
                                                                --------------
                Net Assets-- 100.00%                            $   46,373,669
                                                                ==============

--------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.

The accompanying notes are an integral part of the financial statements.

                            SMALL CAP VALUE PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES - 97.04%
                COMMON STOCKS -- 93.55%

                BUILDING & CONSTRUCTION PRODUCTS - 5.04%
      78,150    Elcor Corp.                                     $    1,682,570
      74,600    Insituform Technologies, Inc., Class A*              1,271,930
                                                                --------------
                                                                     2,954,500
                                                                --------------
                CHEMICALS - DIVERSIFIED - 1.24%
      49,600    Olin Corp.                                             729,120
                                                                --------------
                COMMERCIAL BANKS - 3.94%
      87,900    Colonial BancGroup, Inc. (The)                       1,125,120
      44,000    Cullen/Frost Bankers, Inc.                           1,185,800
                                                                --------------
                                                                     2,310,920
                                                                --------------
                COMMERCIAL SERVICES - 3.20%
     117,200    Steiner Leisure Ltd.*                                1,875,200
                                                                --------------
                COMMUNICATIONS - 2.85%
     132,325    COMARCO, Inc.                                        1,673,911
                                                                --------------
                COMPUTER SOFTWARE - 2.50%
     283,400    Zi Corp.*                                            1,468,012
                                                                --------------
                COMPUTERS - MEMORY DEVICES - 0.56%
      26,400    Storage Technology Corp.*                              331,320
                                                                --------------
                CONSUMER PRODUCTS - MISC - 4.23%
      81,600    Dial Corp. (The)                                     1,350,480
      56,800    Tupperware Corporation                               1,132,592
                                                                --------------
                                                                     2,483,072
                                                                --------------
                DIVERSIFIED MANUFACTURING OPERATIONS - 0.27%
       7,800    National Service Industries, Inc.                      161,070
                                                                --------------
                DIVERSIFIED OPERATIONS - 1.08%
      29,000    Crane Co.                                              635,680
                                                                --------------
                ELECTRIC - INTEGRATED - 2.06%
      27,500    Kansas City Power & Light Company                      717,475
      35,100    Unisource Energy Corp.                                 491,400
                                                                --------------
                                                                     1,208,875
                                                                --------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS - 2.53%
      29,600    Rudolph Technologies, Inc.*                     $      729,936
      47,300    Three-Five Systems, Inc.*                              753,962
                                                                --------------
                                                                     1,483,898
                                                                --------------
                FINANCE - CONSUMER LOANS - 1.38%
      11,500    Student Loan Corporation (The)                         810,750
                                                                --------------
                FOOD - MISCELLANEOUS/DIVERSIFIED - 3.32%
     457,773    Hibernia Foods plc, ADR*                             1,945,535
                                                                --------------
                FUNERAL SERVICES & RELATED ITEMS - 1.12%
     108,700    Service Corporation International*                     654,374
                                                                --------------
                HEALTH CARE - 2.34%
      82,200    Caremark Rx, Inc.*                                   1,371,096
                                                                --------------
                HOME FURNISHINGS - 2.88%
      86,900    Furniture Brands International, Inc*.                1,692,812
                                                                --------------
                HOTELS/MOTELS - 1.01%
      70,650    Station Casinos, Inc.*                                 593,460
                                                                --------------
                INSTRUMENTS-SCIENTIFIC - 0.97%
      10,700    Millipore Corp.                                        566,458
                                                                --------------
                LIFE/HEALTH INSURANCE - 1.80%
      36,400    Protective Life Corporation                          1,055,600
                                                                --------------
                MEDICAL - DRUGS - 9.14%
     147,800    ATS Medical, Inc.*                                     591,200
      90,800    DUSA Pharmaceuticals, Inc.*                            931,608
     194,054    Impax Laboratories, Inc.*                            2,540,167
      68,700    SICOR Inc.*                                          1,297,743
                                                                --------------
                                                                     5,360,718
                                                                --------------
                MEDICAL - GENERIC DRUGS - 4.06%
      66,700    Pharmaceutical Resources, Inc.*                      2,384,525
                                                                --------------
                MEDICAL SERVICES - 0.29%
      16,800    Beverly Enterprises, Inc.*                             171,360
                                                                --------------
                METAL PROCESSORS & FABRICATION - 1.37%
      28,100    Mueller Industries, Inc.*                              806,470
                                                                --------------


The accompanying notes are an integral part of the financial statements.


                                       22

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                MISCELLANEOUS INDUSTRIALS - 2.15%
      76,500    KEMET Corp.*                                    $    1,259,190
                                                                --------------
                OFFICE AUTOMATION & EQUIPMENT - 0.57%
      43,100    IKON Office Solutions, Inc.                            332,732
                                                                --------------
                OIL COMPANIES - INTEGRATED - 1.87%
     248,500    Meridian Resource Corporation (The) *                  807,625
      18,400    Vintage Petroleum, Inc.                                291,640
                                                                --------------
                                                                     1,099,265
                                                                --------------
                POWER CONVERSION/SUPPLY EQUIPMENT - 2.33%
     117,000    American Power Conversion Corp.*                     1,366,560
                                                                --------------
                RADIO - 3.28%
      95,400    Cox Radio, Inc., Class A*                            1,924,218
                                                                --------------
                REAL ESTATE INVESTMENT TRUSTS - 1.87%
      59,100    Glenborough Realty Trust Inc.                        1,095,714
                                                                --------------
                RECREATIONAL CENTERS - 2.22%
      64,100    Bally Total Fitness Holding Corp.*                   1,301,871
                                                                --------------
                RENTAL AUTO/EQUIPMENT - 2.47%
      83,700    United Rentals, Inc.*                                1,451,358
                                                                --------------
                RETAIL - APPAREL/SHOE - 2.97%
      79,600    AnnTaylor Stores Corp.*                              1,744,832
                                                                --------------
                RETAIL - HOME FURNISHINGS - 3.07%
     217,200    Pier 1 Imports, Inc.                                 1,802,760
                                                                --------------
                SAVINGS & LOAN/THRIFTS - 4.27%
      13,400    Dime Community Bancshares                              339,288
      36,600    First Financial Holdings, Inc.                         839,970
      21,900    MAF Bancorp, Inc.                                      627,654
      37,600    Roslyn Bancorp, Inc.                                   695,976
                                                                --------------
                                                                     2,502,888
                                                                --------------
                SEMICONDUCTOR EQUIPMENT - 1.87%
      39,400    DuPont Photomasks, Inc.*                             1,094,532
                                                                --------------
                STEEL - 2.08%
     172,300    Universal Stainless & Alloy Products, Inc.* (a) $    1,223,330
                                                                --------------

                TELECOMMUNICATION EQUIPMENT - 1.69%
      55,600    CommScope, Inc.*                                       993,572
                                                                --------------
                TRANSPORT-TRUCK - 1.66%
      74,500    J.B. Hunt Transport Services, Inc.*                    971,480
                                                                --------------
                Total Common Stocks
                   (cost - $58,666,278)                             54,893,038
                                                                --------------

                RIGHTS/WARRANTS - 3.49%

                MEDICAL - DRUGS - 3.49%
     225,000    Impax Laboratories, Inc., Series C*
                   (cost - $0)                                       2,045,250
                                                                --------------
                SHORT-TERM INVESTMENTS -- 6.42%
                INVESTMENT COMPANY - 0.29%
     167,047    Federated Investors, Trust For Short-Term
                   U.S. Government Securities, 2.99%**                 167,047
                                                                --------------
  PRINCIPAL
   AMOUNT
   (000'S)
  --------
                U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 6.13%
      $3,600    Federal Home Loan Bank, Discount Notes,
                   3.05%, 10/01/01                                   3,599,085
                                                                --------------
                Total Short-Term Investments
                   (cost - $3,767,047)                               3,766,132
                                                                --------------
                Total Investments - 103.46%
                   (cost - $62,433,325)                             60,704,420
                Liabilities in excess of
                   other assets-- (3.46)%                           (2,027,122)
                                                                --------------
                Net Assets-- 100.00%                            $   58,677,298
                                                                ==============

--------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
(a)  Affiliated company.

The accompanying notes are an integral part of the financial statements.

                              FOCUS LIST PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
   SHARES                                                            VALUE
------------------------------------------------------------------------------
                COMMON STOCKS - 82.06%

                BASIC INDUSTRY: GROUND TRANSPORTATION - 4.59%
      52,000    Heartland Express, Inc.*                        $    1,195,480
                                                                --------------
                CONSUMER: RETAILING/FOOD & DRUG CHAINS - 3.44%
      27,000    CVS Corp.                                              896,400
                                                                --------------
                ENERGY: INTERNATIONAL MAJOR OILS - 4.44%
      23,000    Royal Dutch Petroleum Co.                            1,155,750
                                                                --------------
                FINANCIAL SERVICES: BROKERS/ASSET MANAGERS -
                6.40%
      30,000    Investment Technology Group*                         1,664,700
                                                                --------------
                FINANCIAL SERVICES: GOVERNMENT-SPONSORED
                ENTERPRISES - 8.92%
      29,000    Fannie Mae                                           2,321,740
                                                                --------------
                FINANCIAL SERVICES: SPECIALTY FINANCE - 5.82%
      50,000    MBNA Corp.                                           1,514,500
                                                                --------------
                HEALTHCARE: MAJOR PHARMACEUTICALS - 6.04%
      27,000    American Home Products Corp.                         1,572,750
                                                                --------------
                MEDIA: PUBLISHING/INFORMATION - 6.77%
      47,600    Moody's Corp.                                        1,761,200
                                                                --------------
                MEDIA: RADIO & TV BROADCASTING - 8.68%
      24,247    Clear Channel Communications, Inc.*                    963,818
      72,000    USA Networks, Inc.*                                  1,294,560
                                                                --------------
                                                                     2,258,378
                                                                --------------
                TECHNOLOGY: COMPUTER SERVICES - 22.54%
      38,200    Affiliated Computer Services, Inc., Class A*         3,109,862
      52,000    BISYS Group, Inc. (The)*                             2,757,040
                                                                --------------
                                                                     5,866,902
                                                                --------------
                TECHNOLOGY: ENTERPRISE HARDWARE/
                PC HARDWARE/iAPPLIANCE - 4.42%
      62,000    Dell Computer Corp.*                                 1,148,860
                                                                --------------
                Total Common Stocks
                (cost - $19,235,027)                            $   21,356,660
                                                                --------------
                SHORT-TERM INVESTMENTS - 5.34%

                INVESTMENT COMPANY - 0.54%
     139,595    Federated Investors, Trust for Short-Term
                   U.S. Government Securities, 2.99%**+         $      139,595
                                                                --------------
  PRINCIPAL
   AMOUNT
   (000'S)
  --------
                U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 4.80%
      $1,250    Federal Home Loan Bank, Discount Notes
                   3.05%, 10/01/01+                                  1,250,000
                                                                --------------
                Total Short-Term Investments
                  (cost - $1,389,595)                                1,389,595
                                                                --------------
                Total Investments-- 87.40%
                   (cost - $20,624,622)                             22,746,255

                Other assets in excess of liabilities--12.60%        3,278,880
                                                                --------------
                Net Assets-- 100.00%                            $   26,025,135
                                                                ==============

-------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
+    Not a Focus List Selection at September 30, 2001.


The accompanying notes are an integral part of the financial statements.

                             THE BEAR STEARNS FUNDS

                               BALANCED PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES -- 47.86%

                ADVERTISING AGENCIES - 0.57%
       8,100    Interpublic Group of Companies, Inc. (The)      $      165,240
                                                                --------------
                AEROSPACE & DEFENSE EQUIPMENT - 1.39%
       4,300    Goodrich (B.F.) Co. (The)                               83,764
       6,900    United Tecnologies Corp.                               320,850
                                                                --------------
                                                                       404,614
                                                                --------------
                AUTO - CARS/LIGHT TRUCKS - 0.40%
       2,700    General Motors Corp.                                   115,830
                                                                --------------
                BANKS - 2.04%
       7,100    Bank of America Corp.                                  414,640
       5,300    J.P. Morgan Chase & Co.                                180,995
                                                                --------------
                                                                       595,635
                                                                --------------
                BROADCASTING SERVICES - PROGRAMMING - 1.33%
      30,400    Liberty Media Corp., Class A*                          386,080
                                                                --------------
                BUILDING & CONSTRUCTION PRODUCTS - 0.08%
       1,400    Insituform Technologies, Class A*                       23,870
                                                                --------------
                CABLE TV - 1.00%
       8,100    Comcast Corp., Special Class A*                        290,547
                                                                --------------
                CHEMICALS - DIVERSIFIED - 1.01%
       7,200    Du Pont (E.I.) de Nemours and Co.                      270,144
       1,600    Olin Corp.                                              23,520
                                                                --------------
                                                                       293,664
                                                                --------------
                COMMERCIAL BANKS - 0.07%
         800    Cullen/Frost Bankers, Inc.                              21,560
                                                                --------------
                COMMERCIAL SERVICES - 0.14%
       2,500    Steiner Leisure Ltd.*                                   40,000
                                                                --------------
                COMPUTER SERVICES - 0.67%
       5,900    Computer Sciences Corp.*                               195,703
                                                                --------------
                COMPUTER SOFTWARE - 0.20%
      11,000    Zi Corp.*                                               56,980
                                                                --------------
                COMPUTERS - 1.76%
      23,800    Hewlett-Packard Co.                             $      383,180
       1,400    International Business Machines Corp.                  129,220
                                                                --------------
                                                                       512,400
                                                                --------------
                COMPUTERS-MEMORY DEVICES - 0.02%
         500    Storage Technology Corp.*                                6,275
                                                                --------------
                CONSUMER PRODUCTS - MISC - 0.11%
       1,600    Tupperware Corp.                                        31,904
                                                                --------------
                COSMETICS & TOILETRIES - 1.00%
       4,700    Kimberly-Clark Corp.                                   291,400
                                                                --------------
                CREDIT & FINANCE - 1.03%
      10,300    American Express Co.                                   299,318
                                                                --------------
                DIVERSIFIED MANUFACTURING OPERATIONS - 1.36%
       1,200    Minnesota Mining and Manufacturing
                   Co., (3M)                                           118,080
       8,300    Textron, Inc.                                          278,963
                                                                --------------
                                                                       397,043
                                                                --------------
                DIVERSIFIED OPERATIONS - 0.83%
      12,600    Viad Corp.                                             241,668
                                                                --------------
                ELECTRIC - INTEGRATED - 1.12%
       5,700    FPL Group, Inc.                                        305,235
       1,500    Unisource Energy Corp.                                  21,000
                                                                --------------
                                                                       326,235
                                                                --------------
                ELECTRIC PRODUCTS - MISCELLANEOUS - 1.08%
       6,700    Emerson Electric Co.                                   315,302
                                                                --------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS - 0.82%
       9,000    National Semiconductor Corp.*                          198,450
       2,500    Three-Five Systems, Inc.*                               39,850
                                                                --------------
                                                                       238,300
                                                                --------------


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES (CONTINUED)

                ELECTRONICS - 1.19%
       8,400    Intel Corp.                                     $      171,276
       7,000    Texas Instruments Inc.                                 174,860
                                                                --------------
                                                                       346,136
                                                                --------------
                FINANCE - MORTGAGE LOAN/BANKER - 0.80%
       2,900    Fannie Mae                                             232,174
                                                                --------------
                FINANCE - INVESTMENT BANKING/BROKERAGE - 0.46%
       2,900    Morgan Stanley Dean Witter & Co.                       134,415
                                                                --------------
                FINANCIAL GUARANTEE INSURANCE - 1.19%
       5,300    MGIC Investment Corp.                                  346,302
                                                                --------------
                FINANCIAL SERVICES - 1.13%
       8,133    Citigroup Inc.                                         329,386
                                                                --------------
                FOOD - MISCELLANEOUS/DIVERSIFIED - 0.16%
      11,000    Hibernia Foods plc - ADR*                               46,750
                                                                --------------
                FUNERAL SERVICES & RELATED ITEMS - 0.08%
       3,800    Service Corp. International*                            22,876
                                                                --------------
                HEALTH CARE - 0.07%
       1,300    Caremark Rx, Inc.*                                      21,684
                                                                --------------
                HOME FURNISHINGS - 0.11%
       1,700    Furniture Brands International, Inc.*                   33,116
                                                                --------------
                LIFE/HEALTH INSURANCE - 1.47%
       4,500    Lincoln National Corp.                                 209,835
       5,600    Torchmark Inc.                                         218,400
                                                                --------------
                                                                       428,235
                                                                --------------
                MACHINERY - GENERAL INDUSTRIAL - 0.66%
       6,400    Dover Corp.                                            192,704
                                                                --------------
                MEDICAL - DRUGS - 1.54%
       2,800    Abbott Laboratories                                    145,180
       4,100    Impax Laboratories, Inc.*                               53,669
       3,200    Merck & Co., Inc.                                      213,120
       2,000    SICOR Inc.*                                             37,780
                                                                --------------
                                                                       449,749
                                                                --------------
                MEDICAL - GENERIC DRUGS - 0.15%
       1,200    Pharmaceutical Resources, Inc.*                 $       42,900
                                                                --------------
                MEDICAL PRODUCTS - 0.80%
       2,800    ATS Medical, Inc.*                                      11,200
       4,000    Johnson & Johnson                                      221,600
                                                                --------------
                                                                       232,800
                                                                --------------
                MEDICAL SERVICES - 0.01%
         300    Beverly Enterprises, Inc.*                               3,060
                                                                --------------
                MULTI-LINE INSURANCE - 1.17%
       9,100    Allstate Corp., (The)                                  339,885
                                                                --------------
                MULTIMEDIA - 0.68%
       5,950    AOL Time Warner Inc.*                                  196,945
                                                                --------------
                OIL COMPANIES - EXPLORATION & PRODUCTION - 0.16%
       7,600    Meridian Resource Corp., (The)*                         24,700
       1,400    Vintage Petroleum, Inc.                                 22,190
                                                                --------------
                                                                        46,890
                                                                --------------
                OIL COMPANIES-INTEGRATED - 2.70%
       6,700    Texaco Inc.*                                           435,500
      10,800    Unocal Corp.                                           351,000
                                                                --------------
                                                                       786,500
                                                                --------------
                PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.99%
       8,900    Eastman Kodak Co.                                      289,517
                                                                --------------
                POWER CONVERSION/SUPPLY EQUIPMENT - 0.14%
       3,600    American Power Conversion Corp.*                        42,048
                                                                --------------
                RADIO - 0.10%
       1,500    Cox Radio, Inc., Class A*                               30,255
                                                                --------------
                RENTAL AUTO/EQUIPMENT - 0.18%
       3,000    United Rentals, Inc.*                                   52,020
                                                                --------------
                RETAIL - APPAREL/SHOE - 0.11%
       1,400    AnnTaylor Stores Corp.*                                 30,688
                                                                --------------

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                EQUITY SECURITIES (CONTINUED)

                RETAIL - CONSUMER ELECTRONIC PRODUCTS - 0.82%
       9,800    RadioShack Corp.                                $      237,650
                                                                --------------
                RETAIL - DEPARTMENT STORES - 2.35%
      13,900    May Department Stores Co., (The)                       403,378
       8,600    TXJ Cos., (The)                                        282,940
                                                                --------------
                                                                       686,318
                                                                --------------
                RETAIL - HOME FURNISHINGS - 0.11%
       3,800    Pier 1 Imports, Inc.                                    31,540
                                                                --------------
                RETAIL - RESTAURANTS - 2.19%
      12,500    McDonald's Corp.                                       339,250
      11,200    Wendy's International, Inc.                            298,480
                                                                --------------
                                                                       637,730
                                                                --------------
                SAVINGS & LOAN - 1.07%
       8,125    Washington Mutual, Inc.                                312,650
                                                                --------------
                SAVINGS & LOAN/THRIFTS - 0.05%
         100    Dime Community Bancshares                                2,532
         400    MAF Bancorp, Inc.                                       11,464
                                                                --------------
                                                                        13,996
                                                                --------------
                SEMICONDUCTOR EQUIPMENT - 0.50%
       3,600    Applied Materials, Inc.*                               102,384
         900    Dupont Photomasks, Inc.*                                25,002
         800    Rudolph Technologies, Inc.*                             19,728
                                                                --------------
                                                                       147,114
                                                                --------------
                SUPER-REGIONAL BANK - US - 1.23%
       2,300    PNC Financial Services Group                    $      131,675
       3,400    SunTrust Banks, Inc.                                   226,440
                                                                --------------
                                                                       358,115
                                                                --------------
                TELECOMMUNICATION EQUIPMENT - 0.53%
       2,100    CommScope, Inc.*                                        37,527
      11,700    Tellabs, Inc.*                                         115,596
                                                                --------------
                                                                       153,123
                                                                --------------
                TELEPHONE - INTEGRATED - 4.05%
      11,700    AT&T Corp.                                             225,810
       6,800    SBC Communications Inc.                                320,416
      10,300    Sprint Corp. (PCS Group)*                              247,303
       3,900    Verizon Communications Inc.                            211,029
      11,700    WorldCom, Inc. - WorldCom Group*                       175,968
                                                                --------------
                                                                     1,180,526
                                                                --------------
                WIRELESS EQUIPMENT - 0.88%
       2,500    COMARCO, Inc.*                                          31,625
      14,400    Motorola, Inc.                                         224,640
                                                                --------------
                                                                       256,265
                                                                --------------
                Total Equity Securities
                   (cost - $15,692,916)                             13,941,630
                                                                --------------


The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                  INTEREST  MATURITY
(000'S)                                                                                    RATE      DATE                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM DEBT INVESTMENTS -- 46.99%

                 CORPORATE OBLIGATIONS - 17.26%
                 AGENCY OBLIGATION - 6.26%
    $1,700       Fannie Mae, Benchmark Notes                                              6.000%   12/15/05          $  1,822,147
                                                                                                                     ------------
                 BEVERAGES-NON ALCOHOLIC - 0.42%
        50       Coca-Cola Co., Notes                                                     5.750    03/15/11                50,312
        75       Coca-Cola Enterprises, Unsecured Debentures                              6.750    09/15/28                73,453
                                                                                                                     ------------
                                                                                                                          123,765
                                                                                                                     ------------
                 COMPUTER SERVICES - 0.82%
        75       Computer Sciences Corp., Notes                                           7.500    08/08/05                79,860
       150       Electronic Data Systems Corp., Notes                                     6.850    10/15/04               158,316
                                                                                                                     ------------
                                                                                                                          238,176
                                                                                                                     ------------
                 CONSUMER PRODUCTS - MISC - 0.28%
        75       Unilever Capital Corp., Senior Unsubordinated Notes, Company Guaranteed  6.875    11/01/05                81,452
                                                                                                                     ------------
                 DIVERSIFIED FINANCIAL SERVICES - 0.90%
       250       National Rural Utilities, Senior Secured Collateral Trust                6.000    05/15/06               261,187
                                                                                                                     ------------
                 DIVERSIFIED MANUFACTURING OPERATIONS - 0.36%
       100       Textron Financial Corp., Medium Term Notes, Series E                     5.950    03/15/04               103,464
                                                                                                                     ------------
                 DIVERSIFIED OPERATIONS - 0.31%
       100       Cendant Corp., Notes                                                     6.875    08/15/06                90,441
                                                                                                                     ------------
                 ELECTRIC - INTEGRATED - 0.71%
       200       TXU Corp., Senior Unsecured Notes                                        6.375    06/15/06               206,674
                                                                                                                     ------------
                 FINANCE - AUTO LOANS - 0.61%
       125       Ford Motor Credit Co., Unsecured Notes                                   6.875    02/01/06               128,837
        50       General Motors Acceptance Corp., Medium Term Notes                       6.125    09/15/06                50,022
                                                                                                                     ------------
                                                                                                                          178,859
                                                                                                                     ------------
                 FINANCE - LEASING COMPANY - 0.17%
        50       Boeing Capital Corp., Senior Unsecured Notes                             5.650    05/15/06                50,249
                                                                                                                     ------------
                 FINANCE-CONSUMER LOANS - 0.26%
        75       Household Finance Corp., Senior Unsubordinated Notes                     6.400    06/17/08                77,005
                                                                                                                     ------------


    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                  INTEREST  MATURITY
(000'S)                                                                                    RATE      DATE                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM DEBT INVESTMENTS (CONTINUED)

                 FINANCE - INVESTMENT BANKING/BROKERAGE - 0.43%
  $     70       Morgan Stanley Dean Witter, Unsubordinated Bonds                         6.750%   04/15/11        $       71,992
        50       Salomon Smith Barney Holding Co., Notes                                  6.500    02/15/08                52,493
                                                                                                                   --------------
                                                                                                                          124,485
                                                                                                                   --------------
                 FINANCIAL - 0.95%
       150       General Electric Capital Corp., Debentures                               8.850    04/01/05               171,862
       100       NISource Finance Corp., Senior Unsecured Notes (a)                       7.500    11/15/03               106,073
                                                                                                                   --------------
                                                                                                                          277,935
                                                                                                                   --------------
                 FOOD & BEVERAGES - 0.53%
       150       Safeway Inc., Notes                                                      6.050    11/15/03               155,683
                                                                                                                   --------------
                 INDUSTRIAL - 0.18%
        50       Pitney Bowes Inc., Notes                                                 5.950    02/01/05                51,978
                                                                                                                   --------------
                 MEDICAL - DRUGS - 0.88%
       100       Abbott Laboratories, Unsubordinated Notes                                5.625    07/01/06               103,805
        50       American Home Products, Notes (a)                                        5.875    03/15/04                51,913
       100       Bristol Myers-Squibb Co., Notes                                          4.750    10/01/06               100,696
                                                                                                                   --------------
                                                                                                                          256,414
                                                                                                                   --------------
                 MORTGAGE BACKED SECURITIES - 1.07%
        94       Comm 2000 - CI, Commercial Mortgage Pass-through Certificates, Class A1  7.206    09/15/08               102,111
        50       Paine Webber Mortgage Acceptance Corp., Series 2000-HE1, Class A2        8.270    02/25/30                53,165
        50       Saxon Asset Securities Trust, Series 2000-3, Class AF4                   7.630    09/25/23                52,916
       100       UCFC Home Equity Loan, Series 1996-B1, Class A6                          7.975    02/15/22               103,685
                                                                                                                   --------------
                                                                                                                          311,877
                                                                                                                   --------------
                 MULTIMEDIA - 0.72%
       150       AOL Time Warner Inc., Debentures                                         6.850    01/15/26               155,806
        50       Viacom Inc., Senior Unsecured Notes, Company Guaranteed                  7.700    07/30/10                54,798
                                                                                                                   --------------
                                                                                                                          210,604
                                                                                                                   --------------
                 OIL & GAS DRILLING - 0.28%
        75       Dominion Resources Inc., Senior Unsecured Notes                          7.250    10/01/04                80,568
                                                                                                                   --------------
                 OIL FIELD MACHINERY & EQUIPMENT - 0.36%
       100       Smith International Inc., Senior Notes                                   7.000    09/15/07               105,221
                                                                                                                   --------------


    The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                           INTEREST  MATURITY
(000'S)                                                                           RATE(S)    DATE(S)                     VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 LONG-TERM DEBT INVESTMENTS (CONTINUED)

                 PAPER & RELATED PRODUCTS - 0.25%
  $     75       Georgia-Pacific Corp., Senior Unsecured Notes                     8.875     05/15/31                $     73,732
                                                                                                                     ------------
                 SPECIAL PURPOSE ENTITY - 0.34%
       100       Qwest Capital Funding, Unsecured Notes, Company Guaranteed        6.375%    07/15/08                      98,604
                                                                                                                     ------------
                 TELEPHONE - INTEGRATED - 0.17%
        50       GTE Northwest Inc., Debentures, Series D                          5.550     10/15/08                      49,351
                                                                                                                     ------------

                 Total Corporate Obligations  (cost - $4,845,586)                                                       5,029,871
                                                                                                                     ------------
                 U.S. GOVERNMENT OBLIGATIONS - 12.21%
                 U.S. TREASURIES - 12.21%
       115       Bonds                                                             6.125     11/15/27 - 08/15/29          125,119
     3,350       Notes                                                        4.750 - 5.000  11/15/08 - 02/15/11        3,430,593
                                                                                                                     ------------
                 Total U.S. Government Obligations
                    (cost - $3,388,191)                                                                                 3,555,712
                                                                                                                     ------------
                 U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.52%
                 FANNIE MAE - 6.94%
     1,977       Pass-through Pools                                           6.000 - 7.500  04/01/09 - 10/15/31        2,023,176
                                                                                                                     ------------
                 FREDDIE MAC - 9.20%
     2,196       Pass-through Pools                                           6.000 - 6.500  03/01/31 - 10/15/31        2,198,633
       475       Reference Notes                                                   5.125     10/15/08                     480,741
                                                                                                                     ------------
                                                                                                                        2,679,374
                                                                                                                     ------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.38%
       385       Pass-thru Pools                                              7.000 - 8.000  06/15/28 - 11/15/29          401,531
                                                                                                                     ------------
                 Total U.S.Government Agency Obligations
                    (cost - $4,971,549)                                                                                 5,104,081
                                                                                                                     ------------
                 Total Long-Term Debt Investments
                    (cost - $13,205,326)                                                                               13,689,664
                                                                                                                     ------------

The accompanying notes are an integral part of the financial statements.

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
 AMOUNT                                                                                  INTEREST  MATURITY
(000'S)                                                                                  RATE(S)    DATE(S)              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                 SHORT-TERM INVESTMENTS -- 9.00%

                 U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 5.66%
    $1,650       Fannie Mae, Discount Notes                                               2.600%   10/15/01          $ 1,648,094
                                                                                                                     -----------
    SHARES
                 INVESTMENT COMPANY - 3.34%
   974,698       Federated Investors, Trust for Short-Term U.S. Government Securities**   2.990          --              974,698
                                                                                                                     -----------
                 Total Short-Term Investments
                    (cost - $2,622,792)                                                                                2,622,792
                                                                                                                     -----------
                 Total Investments-- 103.85%   (cost - $31,521,034)                                                   30,254,086
                 Liabilities in excess of other assets-- (3.85)%                                                      (1,122,718)
                                                                                                                     -----------
                 Net Assets-- 100.00%                                                                                $29,131,368
                                                                                                                     ===========

-----------------
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.
(a) SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS -- 94.29%

                AUSTRALIA - 1.41%
                BUILDING & CONSTRUCTION PRODUCTS - 0.26%
      62,700    CSR Ltd.                                         $     193,392
                                                                 -------------
                DIVERSIFIED MINERALS - 1.15%
     201,982    BHP Billiton Ltd.                                      855,244
                                                                 -------------
                Total Australia (cost - $1,301,415)                  1,048,636
                                                                 -------------
                CANADA - 0.26%
                MONEY CENTER BANKS - 0.26%
       6,500    Royal Bank of Canada (cost - $214,566)                 198,122
                                                                 -------------
                DENMARK - 2.02%
                MEDICAL - DRUGS - 2.02%
      36,300    Novo Nordisk A/S (cost - $1,360,825)                 1,507,130
                                                                 -------------
                FRANCE - 14.56%
                COMPUTER SERVICES - 0.37%
       3,900    Atos Origin SA*                                        273,487
                                                                 -------------
                COSMETICS & TOILETRIES - 1.40%
      15,200    L'Oreal SA                                           1,047,904
                                                                 -------------
                ELECTRONIC COMPONENTS - SEMICONDUCTORS - 1.22%
      42,500    STMicroelectronics N.V.                                912,672
                                                                 -------------
                FOOD - RETAIL - 0.86%
      13,300    Carrefour SA                                           640,751
                                                                 -------------
                MEDICAL - DRUGS - 6.30%
      23,900    Aventis SA                                           1,813,112
      44,300    Sanofi-Synthelabo SA                                 2,884,640
                                                                 -------------
                                                                     4,697,752
                                                                 -------------
                MONEY CENTER BANKS - 1.62%
      14,800    BNP Paribas SA                                       1,210,375
                                                                 -------------
                OIL COMPANIES - INTEGRATED - 2.79%
      15,500    Total Fina Elf SA                                    2,082,119
                                                                 -------------
                Total France (cost - $11,713,434)                   10,865,060
                                                                 -------------
                GERMANY - 4.51%
                ELECTRIC - INTEGRATED - 2.71%
      15,100    E. On AG                                         $     775,600
      31,100    RWE AG                                               1,244,804
                                                                 -------------
                                                                     2,020,404
                                                                 -------------
                ENTERPRISE SOFTWARE/SERVICES - 1.36%
       9,600    SAP AG (Systeme, Anwendungen,
                   Produkte in der Datenverarbeitung)                1,016,794
                                                                 -------------
                MEDICAL - DRUGS - 0.44%
       6,600    Schering AG                                            327,584
                                                                 -------------
                Total Germany (cost - $3,734,789)                    3,364,782
                                                                 -------------

                HONG KONG - 3.42%
                COMMERCIAL BANKS - NON-U.S. - 0.54%
      39,000    Hang Seng Bank Ltd.                                    403,777
                                                                 -------------
                ELECTRIC - GENERATION - 0.57%
     750,000    Huaneng Power International, Inc.                      425,509
                                                                 -------------
                OIL COMPANIES - EXPLORATION & PRODUCTION - 0.39%
     292,000    CNOOC Ltd.                                             292,019
                                                                 -------------
                OIL COMPANIES - INTEGRATED - 0.83%
   3,236,000    PetroChina Company, Ltd.                               618,200
                                                                 -------------
                REAL ESTATE OPERATORS/DEVELOPERS - 1.09%
     127,000    Sun Hung Kai Properties Ltd.                           809,272
                                                                 -------------
                Total Hong Kong (cost - $3,322,697)                  2,548,777
                                                                 -------------
                IRELAND - 5.03%
                BUILDING & CONSTRUCTION PRODUCTS - 0.52%
      26,175    CRH plc                                                388,558
                                                                 -------------
                COMMERCIAL BANKS - NON-U.S. - 1.86%
      56,400    Allied Irish Banks plc                                 508,506
     110,500    Bank of Ireland                                        875,515
                                                                 -------------
                                                                     1,384,021
                                                                 -------------
                DRUG DELIVERY SYSTEMS - 2.65%
      40,800    Elan Corp. plc, ADR*                                 1,976,760
                                                                 -------------
                Total Ireland (cost - $4,190,557)                    3,749,339
                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                JAPAN - 18.29%
                AUTO - CARS/LIGHT TRUCKS - 1.95%
      36,000    Honda Motor Co., Ltd.                             $  1,169,478
      11,000    Toyota Motor Corp.                                     282,548
                                                                 -------------
                                                                     1,452,026
                                                                 -------------
                BREWERY - 0.47%
      34,000    Ashai Breweries, Ltd.                                  348,762
                                                                 -------------
                CHEMICALS - DIVERSIFIED - 0.32%
      66,000    Sumitomo Chemical Company, Ltd.                        237,119
                                                                 -------------
                COSMETICS & TOILETRIES - 1.78%
      54,000    Kao Corp.                                            1,330,395
                                                                 -------------
                ELECTRIC - INTEGRATED - 2.19%
      65,400    Tokyo Electric Power Company,
                   Incorporated (The)                                1,630,471
                                                                 -------------
                ENTERTAINMENT SOFTWARE - 0.13%
       4,900    Capcom Co., Ltd.                                       101,184
                                                                 -------------
                FINANCE - CONSUMER LOANS - 0.41%
       3,900    Takefuji Corp.                                         307,731
                                                                 -------------
                FINANCE - INVESTMENT BANKING/BROKERAGE - 2.65%
     183,000    Nikko Cordial Corp.                                    972,375
      77,000    Nomura Holdings, Inc.                                1,006,371
                                                                 -------------
                                                                     1,978,746
                                                                 -------------
                GAS - DISTRIBUTION - 1.68%
     382,000    Tokyo Gas Co., Ltd.                                  1,256,980
                                                                 -------------
                IDENTIFICATION SYSTEMS/DEVICES - 0.28%
       4,000    Secom Co., Ltd.                                        206,161
                                                                 -------------
                MEDICAL - DRUGS - 0.25%
       4,000    Takeda Chemical Industries, Ltd.                       184,672
                                                                 -------------
                PAPER & RELATED PRODUCTS - 0.32%
      48,000    Oji Paper Co., Ltd.                                    241,350
                                                                 -------------
                PHOTO EQUIPMENT & SUPPLIES - 2.11%
      29,000    Fuji Photo Film Co., Ltd.                        $     998,069
      41,000    Olympus Optical Co., Ltd.                              576,471
                                                                 -------------
                                                                     1,574,540
                                                                 -------------
                REAL ESTATE MANAGEMENT/SERVICES - 1.08%
      81,000    Mitsubishi Estate Co., Ltd.                            803,676
                                                                 -------------
                RESORTS/THEME PARKS - 0.40%
       4,800    Oriental Land Co., Ltd.                                296,147
                                                                 -------------
                RETAIL - DEPARTMENT STORE - 0.28%
      33,000    Takashimaya Co., Ltd.                                  212,742
                                                                 -------------
                RETAIL - MISCELLANEOUS/DIVERSIFIED - 0.42%
       7,000    Ito-Yokado Co., Ltd                                    310,837
                                                                 -------------
                TOYS - 1.57%
       6,400    Nintendo Co., Ltd.                                     919,197
      18,900    Sega Corp.*                                            253,047
                                                                 -------------
                                                                     1,172,244
                                                                 -------------
                Total Japan (cost - $16,422,947)                    13,645,783
                                                                 -------------
                MEXICO - 2.97%
                BUILDING PRODUCTS - CEMENT/AGGREGATES - 0.62%
     111,700    Cemex S.A. de C.V.                                     459,339
                                                                 -------------
                RETAIL - DISCOUNT - 0.91%
     326,700    Wal-Mart de Mexico SA de CV, Series V                  683,757
                                                                 -------------
                TELEPHONE - INTEGRATED - 1.44%
      33,200    Telefonos de Mexico SA de CV (Telmex)                1,072,028
                                                                 -------------
                Total Mexico (cost - $2,625,466)                     2,215,124
                                                                 -------------
                NETHERLANDS - 8.02%
                BREWERY - 1.83%
      36,075    Heineken NV                                          1,367,383
                                                                 -------------
                FOOD - MISCELLANEOUS/DIVERSIFIED - 0.67%
       9,200    Unilever NV                                            497,687
                                                                 -------------

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                NETHERLANDS (CONTINUED)
                FOOD - RETAIL - 1.22%
      32,800    Koninklijke Ahold NV                             $     911,078
                                                                 -------------
                MULTI-LINE INSURANCE - 1.20%
      33,400    ING Groep NV                                           895,197
                                                                 -------------
                OIL COMPANIES - INTEGRATED - 2.42%
      35,900    Royal Dutch Petroleum Co.                            1,805,397
                                                                 -------------
                SEMICONDUCTOR EQUIPMENT - 0.68%
      45,500    ASML Holding NV*                                       506,366
                                                                 -------------
                Total Netherlands (cost - $7,665,024)                5,983,108
                                                                 -------------
                NORWAY - 0.85%
                DIVERSIFIED MANUFACTURING OPERATIONS - 0.85%
      17,200    Norsk Hydro ASA (cost - $758,203)                      631,215
                                                                 -------------
                SOUTH KOREA - 0.69%
                TELECOM SERVICES - 0.69%
      27,900    SK Telecom Co., Ltd. (cost - $526,204)                 514,476
                                                                 -------------
                SWEDEN - 1.01%
                RETAIL - APPAREL/SHOE - 0.48%
      20,900    Hennes & Mauritz AB (H&M)                              359,504
                                                                 -------------
                SECURITY SERVICES - 0.53%
      24,400    Securitas AB, Class B Shares                           393,405
                                                                 -------------
                Total Sweden (cost - $836,820)                         752,909
                                                                 -------------
                SWITZERLAND - 8.93%
                FOOD - MISCELLANEOUS/DIVERSIFIED - 3.04%
      10,620    Nestle SA                                            2,266,536
                                                                 -------------
                MEDICAL - DRUGS - 3.03%
      41,220    Novartis AG                                          1,614,101
         854    Serono SA                                              644,520
                                                                 -------------
                                                                     2,258,621
                                                                 -------------
                MONEY CENTER BANKS - 1.87%
      20,800    Credit Suisse Group                              $     726,994
      14,340    UBS AG                                                 670,641
                                                                 -------------
                                                                     1,397,635
                                                                 -------------
                REINSURANCE - 0.99%
       7,549    Swiss Re                                               742,515
                                                                 -------------
                Total Switzerland (cost - $7,462,477)                6,665,307
                                                                 -------------

                UNITED KINGDOM - 22.32%
                AEROSPACE & DEFENSE - 1.20%
     183,600    BAE Systems plc, Ord. 2.5p                             893,161
                                                                 -------------
                BEVERAGES - WINE/SPIRITS - 1.96%
     139,100    Diageo plc, Ord. 29p                                 1,460,692
                                                                 -------------
                BUILDING PRODUCTS - CEMENT/AGGREGATES - 0.39%
      41,400    Hanson plc, Ord. 200p                                  289,473
                                                                 -------------
                CHEMICALS - DIVERSIFIED - 0.53%
      28,600    BOC Group plc, Ord. 25p                                394,064
                                                                 -------------
                DIVERSIFIED MINERALS - 0.23%
      14,400    Anglo American plc, Ord. 35p                           173,119
                                                                 -------------
                FOOD - MISCELLANEOUS/DIVERSIFIED - 1.24%
     122,100    Unilever plc, Ord. 1.4p                                926,862
                                                                 -------------
                FOOD - RETAIL - 0.30%
      58,900    Tesco plc, Ord. 35p                                    221,608
                                                                 -------------
                MEDICAL - DRUGS - 7.00%
      38,400    AstraZeneca Group plc, Ord. 17p                      1,786,217
     121,693    GlaxoSmithKline plc, Ord. 25p                        3,433,967
                                                                 -------------
                                                                     5,220,184
                                                                 -------------
                MEDICAL PRODUCTS - 1.00%
      37,200    Amersham plc, Ord. 35p                                 316,829
      85,400    Smith & Nephew plc, Ord. 12.22p                        433,018
                                                                 -------------
                                                                       749,847
                                                                 -------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
  SHARES                                                             VALUE
------------------------------------------------------------------------------
                COMMON STOCKS (CONTINUED)

                UNITED KINGDOM (CONTINUED)
                MONEY CENTER BANKS - 3.30%
      23,700    Barclays plc, Ord. 100p                          $     651,706
      27,300    HSBC  Holdings plc, Ord. 35p                           287,681
     126,900    Lloyd's TSB Group plc, Ord. 25p                      1,212,284
      14,300    Royal Bank of Scotland
                   Group plc, Ord. 25p                                 314,831
                                                                 -------------
                                                                     2,466,502
                                                                 -------------
                MULTI-LINE INSURANCE - 0.54%
      33,000    CGNU plc, Ord. 25p                                     407,159
                                                                 -------------
                OIL COMPANIES - INEGRATED - 1.82%
     164,100    BP plc, Ord. 17p                                     1,355,421
                                                                 -------------
                RETAIL - DEPARTMENT STORE - 0.71%
     141,100    Marks & Spencer plc, Ord. 25p                          528,806
                                                                 -------------
                SOAP & CLEANING PREPARATION - 1.72%
      89,100    Reckitt Benckiser plc, Ord. 10.526p                  1,280,695
                                                                 -------------
                WATER - 0.38%
      26,700    Seven Trent plc, Ord. 65.263p                          286,656
                                                                 -------------
                Total United Kingdom
                   (cost - $17,323,515)                             16,654,249
                                                                 -------------
                Total Common Stocks
                   (cost - $79,458,939)                             70,344,017
                                                                 -------------
                SHORT-TERM INVESTMENTS -- 7.26%
                UNITED STATES - 7.26%
                INVESTMENT COMPANIES - 7.26%
   3,600,000    Federated Automated
                Government Money Trust, 2.71%**                    $ 3,600,000
   1,813,722    Federated Investors, Trust for Short-Term
                U.S. Government Securities, 2.99%**                  1,813,722
                                                                 -------------
                                                                     5,413,722
                                                                 -------------
                Total Short-Term Investments
                   (cost - $5,413,722)                               5,413,722
                                                                 -------------
                Total Investments-- 101.55%
                   (cost - $84,872,661)                             75,757,739
                Liabilities in excess of other assets-- (1.55)%     (1,155,917)
                                                                 -------------
                Net Assets-- 100.00%                               $74,601,822
                                                                 =============


---
ADR  American Depositary Receipts.
*    Non-income producing security.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2001.


    The accompanying notes are an integral part of the financial statements.

                     This page is intentionally left blank.

                             THE BEAR STEARNS FUNDS

                       STATEMENTS OF ASSETS & LIABILITIES

                               SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                                        LARGE CAP       SMALL CAP
                                                      S&P STARS       THE INSIDERS        VALUE           VALUE
                                                      PORTFOLIO       SELECT FUND       PORTFOLIO        PORTFOLIO
                                                   ---------------   --------------    -----------     ------------
ASSETS

   Investments, at value (cost - $2,720,640,184,
      $30,726,593, $47,817,836, $62,433,325,
      $20,624,622, $31,521,034 and
      $84,872,661, respectively)                   $2,405,622,907     $31,032,554      $46,112,684      $60,704,420
   Deposit with broker for securities sold short       88,003,854              --               --               --
   Collateral receivable for securities loaned         63,470,400              --               --               --
   Receivable for investments sold                     15,922,423       1,132,424          665,368          646,945
   Receivable for Portfolio shares sold                10,559,087          55,172          225,129          139,636
   Dividends, interest and reclaims receivable          1,342,724          43,877           53,979           48,136
   Receivable from investment adviser                          --              --            8,566               --
   Deferred organization expenses and other assets        114,668          41,357           41,292           39,414
                                                   --------------     -----------      -----------      -----------
           Total assets                             2,585,036,063      32,305,384       47,107,018       61,578,551
                                                   --------------     -----------      -----------      -----------
LIABILITIES

   Securities sold short, at value (proceeds
      received- $103,780,848)                          88,673,000              --               --               --
   Payable upon return for securities loaned           63,470,400              --               --               --
   Payable for investments purchased                   23,187,682              --          377,257        1,248,612
   Payable for Portfolio shares repurchased             5,390,429         143,087          213,794        1,466,933
   Distribution and service fees payable
      (Class A, B, and C shares)                        4,810,665          66,380           57,026           75,073
   Administration fee payable                             311,690           4,122            5,514            8,093
   Advisory fee payable                                 1,326,652           5,503               --            9,928
   Custodian fee payable                                   24,933             951            1,487            1,530
   Accrued expenses                                       941,285          98,585           78,271           91,084
                                                   --------------     -----------      -----------      -----------
           Total liabilities                          188,136,736         318,628          733,349        2,901,253
                                                   --------------     -----------      -----------      -----------
NET ASSETS

   Capital stock, $0.001 par value (unlimited
      shares of beneficial interest authorized)            99,971           2,064            2,612            3,359
   Paid-in capital                                  3,010,201,344      28,362,494       46,176,661       55,111,350
   Undistributed net investment income/(loss)         (18,171,534)        (52,060)         137,967          (56,524)
   Accumulated net realized gain/(loss) from
      investments, securities sold short,
      and foreign currency related transactions,
      if any                                         (295,321,025)      3,368,297        1,761,581        5,348,018
   Net unrealized appreciation/(depreciation) on
      investments, securities sold short and
      foreign currency related transactions,
      if any                                         (299,909,429)        305,961       (1,705,152)      (1,728,905)
                                                   --------------     -----------      -----------      -----------
           Net assets                              $2,396,899,327     $31,986,756      $46,373,669      $58,677,298
                                                   --------------     -----------      -----------      -----------
CLASS A

   Net assets                                      $1,086,834,920     $15,845,279      $14,948,756      $17,593,278
                                                   --------------     -----------      -----------      -----------
   Shares of beneficial interest outstanding           44,890,706       1,007,184          839,332        1,005,580
                                                   --------------     -----------      -----------      -----------
   Net assets value per share                              $24.21          $15.73           $17.81           $17.50
                                                           ======          ======           ======           ======
   Maximum offering price per share (net asset
      value plus sales charge of 5.50%* of the
      offering price)                                      $25.62          $16.65           $18.85           $18.52
                                                           ======          ======           ======           ======

CLASS B

   Net assets                                      $  612,919,279     $ 8,401,284      $ 6,508,589      $ 5,156,474
                                                   --------------     -----------      -----------      -----------
   Shares of beneficial interest outstanding           25,930,838         551,331          371,601          301,691
                                                   --------------     -----------      -----------      -----------
   Net assets value and offering price per share**         $23.64          $15.24           $17.52           $17.09
                                                           ======          ======           ======           ======

                                                       FOCUS                              INTERNATIONAL
                                                        LIST            BALANCED             EQUITY
                                                     PORTFOLIO          PORTFOLIO           PORTFOLIO
                                                    -----------        -----------       ---------------
ASSETS

   Investments, at value (cost - $2,720,640,184,
      $30,726,593, $47,817,836, $62,433,325,
      $20,624,622, $31,521,034 and
      $84,872,661, respectively)                     $22,746,255       $30,254,086      $75,757,739
   Deposit with broker for securities sold short              --                --               --
   Collateral receivable for securities loaned                --                --               --
   Receivable for investments sold                     3,265,126           232,674        1,594,983
   Receivable for Portfolio shares sold                   45,902           199,178           81,947
   Dividends, interest and reclaims receivable            33,613           186,244          306,974
   Receivable from investment adviser                      9,714            18,749               --
   Deferred organization expenses and other assets        51,256            51,873           68,493
                                                     -----------       -----------      -----------
           Total assets                               26,151,866        30,942,804       77,810,136
                                                     -----------       -----------      -----------
LIABILITIES

   Securities sold short, at value (proceeds
      received- $103,780,848)                                 --                --               --
   Payable upon return for securities loaned                  --                --               --
   Payable for investments purchased                          --         1,705,535        2,607,177
   Payable for Portfolio shares repurchased                5,943            24,315          307,250
   Distribution and service fees payable
      (Class A, B, and C shares)                          51,880            15,116          142,635
   Administration fee payable                                 --             3,049            9,351
   Advisory fee payable                                       --                --           13,738
   Custodian fee payable                                   1,056             1,021           17,726
   Accrued expenses                                       67,848            62,400          110,437
                                                     -----------       -----------      -----------
           Total liabilities                             126,727         1,811,436        3,208,314
                                                     -----------       -----------      -----------
NET ASSETS

   Capital stock, $0.001 par value (unlimited
      shares of beneficial interest authorized)            1,710             2,209            5,212
   Paid-in capital                                    27,100,744        29,609,600      118,012,623
   Undistributed net investment income/(loss)            (40,561)           71,982           70,732
   Accumulated net realized gain/(loss) from
      investments, securities sold short,
      and foreign currency related transactions,
      if any                                          (3,153,031)          714,525      (34,378,732)
   Net unrealized appreciation/(depreciation) on
      investments, securities sold short and
      foreign currency related transactions,
      if any                                           2,116,277        (1,266,948)      (9,108,013)
                                                     -----------       -----------      -----------
           Net assets                                $26,025,139       $29,131,368      $74,601,822
                                                     -----------       -----------      -----------
CLASS A

   Net assets                                        $16,397,793       $ 4,279,165      $40,463,331
                                                     -----------       -----------      -----------
   Shares of beneficial interest outstanding           1,069,305           326,748        2,805,084
                                                     -----------       -----------      -----------
   Net assets value per share                             $15.34            $13.10           $14.43
                                                          ======            ======           ======
   Maximum offering price per share (net asset
      value plus sales charge of 5.50%* of the
      offering price)                                     $16.23            $13.86           $15.27
                                                          ======            ======           ======

CLASS B

   Net assets                                        $ 5,901,546       $ 3,198,525      $ 8,438,650
                                                     -----------       -----------      -----------
   Shares of beneficial interest outstanding             392,764           247,156          596,863
                                                     -----------       -----------      -----------
   Net assets value and offering price per share**        $15.03            $12.94           $14.14
                                                          ======            ======           ======

The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF ASSETS & LIABILITIES

                         SEPTEMBER 30, 2001 (UNAUDITED)

                                                                                       LARGE CAP      SMALL CAP
                                                     S&P STARS        THE INSIDERS       VALUE          VALUE
                                                     PORTFOLIO        SELECT FUND      PORTFOLIO      PORTFOLIO
                                                   --------------    -------------    -----------    -----------
CLASS C

   Net assets                                      $  524,256,219     $ 7,071,164      $ 8,465,182    $12,186,172
                                                   --------------     -----------      -----------    -----------
   Shares of beneficial interest outstanding           22,186,473         464,046          481,359        712,676
                                                   --------------     -----------      -----------    -----------
   Net assets value and offering price per share**         $23.63          $15.24           $17.59         $17.10
                                                           ======          ======           ======         ======
CLASS Y

   Net assets                                      $  172,888,909      $  669,029      $16,451,142    $23,741,374
                                                   --------------     -----------      -----------    -----------
   Shares of beneficial interest outstanding            6,963,085          41,723          919,081      1,337,922
                                                   --------------     -----------      -----------    -----------
   Net assets value, offering and redemption
      price per share                                      $24.83          $16.04           $17.90         $17.74
                                                           ======          ======           ======         ======

                                                         FOCUS                            INTERNATIONAL
                                                         LIST             BALANCED            EQUITY
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                      -----------       ------------      --------------
CLASS C
   Net assets                                          $3,725,800       $  1,241,549       $20,351,676
                                                      -----------       ------------      --------------
   Shares of beneficial interest outstanding              247,926             96,081         1,439,577
                                                      -----------       ------------      --------------
   Net assets value and offering price per share**         $15.03             $12.92            $14.14
                                                           ======             ======            ======
CLASS Y

   Net assets                                                  --        $20,412,129      $  5,348,165
                                                      -----------       ------------      --------------
   Shares of beneficial interest outstanding                   --          1,539,167           370,433
                                                      -----------       ------------      --------------
   Net assets value, offering and redemption
      price per share                                          --             $13.26            $14.44
                                                           ======             ======            ======

-------------------
*  On investments of $50,000 or more, the offering price is reduced.

** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.


The accompanying notes are an integral part of the financial statements.

                            STATEMENTS OF OPERATIONS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
                                   (UNAUDITED)

                                                                                     LARGE CAP       SMALL CAP
                                                    S&P STARS       THE INSIDERS       VALUE           VALUE
                                                    PORTFOLIO        SELECT FUND      PORTFOLIO      PORTFOLIO
                                                  -------------     -------------   ------------    -----------
INVESTMENT INCOME

   Dividends                                       $  5,281,658       $  258,125     $  341,627     $  232,729
   Interest                                             240,278           25,276         62,947        197,416
         Less: Foreign taxes withheld                   (14,785)              --           (413)            --
                                                  -------------     -------------   ------------    -----------
                                                      5,507,151          283,401        404,161        430,145
                                                  -------------     -------------   ------------    -----------
EXPENSES

   Advisory fees                                     10,395,545          269,112        157,088        258,855
   Distribution and service fees - Class A            3,184,961           46,023         36,430         49,618
   Distribution and service fees - Class B            3,484,547           43,014         28,409         26,796
   Distribution and service fees - Class C            3,017,496           40,213         36,872         65,045
   Transfer agent fees and expenses                   1,609,600           86,366         83,175         85,033
   Accounting fees                                      454,689           48,224         57,141         66,750
   Administration fees                                1,737,032           26,897         31,418         51,771
   Federal and state registration fees                  179,616           19,423         17,219         19,101
   Legal and auditing fees                               51,825           30,342         26,572         28,577
   Custodian fees and expenses                          134,720            3,523          7,614          7,320
   Reports and notices to shareholders                  146,560            1,800          3,508          4,958
   Insurance expenses                                     4,740            3,490          3,490          3,568
   Trustees' fees and expenses                            5,087            2,962          3,112          4,412
   Amortization of organization expenses                     --               --             --             --
   Other                                                155,212            1,504          1,504          1,825
                                                  -------------     -------------   ------------    -----------
         Total expenses before waivers and
            related reimbursements                   24,561,630          622,893        493,552        673,629
         Less: waivers and related
            reimbursements                             (882,945)        (287,432)      (182,389)      (186,960)
                                                  -------------     -------------   ------------    -----------
         Total expenses after waivers and
            related reimbursements                   23,678,685          335,461        311,163        486,669
                                                  -------------     -------------   ------------    -----------
   Net investment income/(loss)                     (18,171,534)         (52,060)        92,998        (56,524)
                                                  -------------     -------------   ------------    -----------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS

   Net realized gain/(loss) from:

      Investments                                  (133,040,176)          33,371        457,212      3,096,841
      Foreign currency related transactions                  --               --             --             --
      Securities sold short                           2,160,193               --             --             --
   Net change in unrealized appreciation/
      (depreciation) on investments and
      foreign currency related transactions,
      if any                                       (254,203,262)      (4,536,514)    (6,376,346)    (4,941,749)

      Securities sold short                          15,107,848               --             --             --
                                                  -------------     -------------   ------------    -----------
   Net realized and unrealized loss
      on investments                               (369,975,397)      (4,503,143)    (5,919,134)    (1,844,908)
                                                  -------------     -------------   ------------    -----------
   NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                   $(388,146,931)     $(4,555,203)   $(5,826,136)   $(1,901,432)
                                                  =============      ===========    ===========    ===========


                                                    FOCUS                       INTERNATIONAL
                                                     LIST        BALANCED           EQUITY
                                                   PORTFOLIO     PORTFOLIO         PORTFOLIO
                                                 ------------   -----------    ---------------
INVESTMENT INCOME

   Dividends                                     $    126,166   $   100,342    $      935,887
   Interest                                            88,714       312,337            81,398
         Less: Foreign taxes withheld                  (7,700)           --           (92,272)
                                                 ------------   -----------    ---------------
                                                      207,180       412,679           925,013
                                                 ------------   -----------    ---------------
EXPENSES

   Advisory fees                                      100,789        79,197           437,834
   Distribution and service fees - Class A             47,028        10,625           125,341
   Distribution and service fees - Class B             36,008        14,614            54,756
   Distribution and service fees - Class C             24,997         6,854           126,892
   Transfer agent fees and expenses                    69,102        78,690            82,447
   Accounting fees                                     44,737        45,692            78,639
   Administration fees                                 23,259        18,276            65,675
   Federal and state registration fees                 17,832        16,956            31,707
   Legal and auditing fees                             25,145        19,161            29,580
   Custodian fees and expenses                          5,938         9,566            59,315
   Reports and notices to shareholders                  2,461         1,464             7,020
   Insurance expenses                                   3,490         3,431             3,665
   Trustees' fees and expenses                          4,262         4,026             4,262
   Amortization of organization expenses                3,964         5,367             6,118
   Other                                                1,504         1,036             1,504
                                                 ------------   -----------    ---------------
         Total expenses before waivers and
            related reimbursements                    410,516       314,955         1,114,755
         Less: waivers and related
            reimbursements                           (162,775)     (197,567)         (260,474)
                                                 ------------   -----------    ---------------
         Total expenses after waivers and
            related reimbursements                    247,741       117,388           854,281
                                                 ------------   -----------    ---------------
   Net investment income/(loss)                       (40,561)      295,291            70,732
                                                 ------------   -----------    ---------------
NET REALIZED AND UNREALIZED
  LOSS ON INVESTMENTS

   Net realized gain/(loss) from:

      Investments                                    (930,532)      285,891       (12,865,273)
      Foreign currency related transactions                --            --        (1,542,206)
      Securities sold short                                --            --                --
   Net change in unrealized appreciation/
      (depreciation) on investments and
      foreign currency related transactions,
      if any                                       (1,580,697)   (1,946,806)       (1,750,328)

      Securities sold short                                --            --                --
                                                 ------------   -----------    ---------------
   Net realized and unrealized loss
      on investments                               (2,511,229)   (1,660,915)      (16,157,807)
                                                 ------------   -----------    ---------------
   NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                   $(2,551,790)  $(1,365,624)     $(16,087,075)
                                                 ============   ===========      ============

The accompanying notes are an integral part of the financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   S&P STARS PORTFOLIO              THE INSIDERS SELECT FUND
                                                         ------------------------------------ ------------------------------------
                                                               FOR THE           FOR THE           FOR THE             FOR THE
                                                          SIX MONTHS ENDED    FISCAL YEAR     SIX MONTHS ENDED      FISCAL YEAR
                                                          SEPTEMBER 30, 2001  ENDED MARCH 31, SEPTEMBER 30, 2001   ENDED MARCH 31,
                                                             (UNAUDITED)          2001           (UNAUDITED)            2001
                                                         -------------------  --------------- ------------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

   Net investment income/(loss)                              $(18,171,534)    $(28,183,191)       $  (52,060)        $  (36,990)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any                   (130,879,983)    (155,638,941)           33,371          4,843,041
   Net change in unrealized appreciation/(depreciation)
     on investments, foreign currency related
     transactions and securities sold short, if any          (239,095,414)    (503,636,578)       (4,536,514)          (373,709)
                                                          ----------------  ---------------    --------------     --------------
   Net increase/(decrease) in net assets, resulting
     from operations                                         (388,146,931)    (687,458,710)       (4,555,203)         4,432,342
                                                          ----------------  ---------------    --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income

     Class A shares                                                    --               --                --                 --
     Class B shares                                                    --               --                --                 --
     Class C shares                                                    --               --                --                 --
     Class Y shares                                                    --               --                --                 --
                                                          ----------------  ---------------    --------------     --------------
                                                                       --               --                --                --
                                                          ----------------  ---------------    --------------     --------------
   Net realized capital gains
     Class A shares                                                    --      (18,335,736)               --         (1,764,680)
     Class B shares                                                    --       (9,187,855)               --           (630,198)
     Class C shares                                                    --       (8,144,262)               --           (733,735)
     Class Y shares                                                    --       (2,571,156)               --            (84,044)
                                                          ----------------  ---------------    --------------     --------------
                                                                       --      (38,239,009)               --         (3,212,657)
                                                          ----------------  ---------------    --------------     --------------
SHARES OF BENEFICIAL INTEREST

   Net proceeds from the sale of shares                       514,205,238    2,082,423,694         7,918,227         10,722,803
   Cost of shares repurchased                                (239,792,055)    (325,839,349)       (4,259,446)       (10,437,850)
   Shares issued in reinvestment of dividends                          --       36,694,891                --          3,018,212
                                                          ----------------  ---------------    --------------     --------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions               274,413,183    1,793,279,236         3,658,781          3,303,165
                                                          ----------------  ---------------    --------------     --------------
   Total increase/(decrease) in net assets                   (113,733,748)   1,067,581,517          (896,422)         4,522,850
NET ASSETS

   Beginning of period                                      2,510,633,075    1,443,051,558        32,883,178         28,360,328
                                                          ----------------  ---------------    --------------     --------------
   End of period*                                          $2,396,899,327   $2,510,633,075       $31,986,756        $32,883,178
                                                          ================  ===============    ==============     ==============

                                                                  LARGE CAP VALUE PORTFOLIO
                                                              ---------------------------------
                                                                   FOR THE           FOR THE
                                                              SIX MONTHS ENDED     FISCAL YEAR
                                                             SEPTEMBER 30, 2001  ENDED MARCH 31,
                                                                 (UNAUDITED)          2001
                                                              -----------------  --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income/(loss)                                  $    92,998        $  169,278
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any                           457,212         2,448,274
   Net change in unrealized appreciation/(depreciation) on
     investments, foreign currency related transactions and
     securities sold short, if any                                (6,376,346)        1,668,503
                                                                -------------      -------------
   Net increase/(decrease) in net assets, resulting
     from operations                                              (5,826,136)        4,286,055
                                                                -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income

     Class A shares                                                       --           (86,709)
     Class B shares                                                       --            (3,623)
     Class C shares                                                       --            (6,095)
     Class Y shares                                                       --           (54,416)
                                                                -------------      -------------
                                                                          --          (150,843)
                                                                -------------      -------------
   Net realized capital gains
     Class A shares                                                       --          (609,368)
     Class B shares                                                       --           (82,739)
     Class C shares                                                       --          (185,594)
     Class Y shares                                                       --          (236,735)
                                                                -------------      -------------
                                                                          --        (1,114,436)
                                                                -------------      -------------
SHARES OF BENEFICIAL INTEREST

   Net proceeds from the sale of shares                           27,769,588        18,865,529
   Cost of shares repurchased                                     (3,952,519)      (10,702,327)
   Shares issued in reinvestment of dividends                             --         1,072,885
                                                                -------------      -------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions                   23,817,069         9,236,087
                                                                -------------      -------------
   Total increase/(decrease) in net assets                        17,990,933        12,256,863
NET ASSETS

   Beginning of period                                            28,382,736        16,125,873
                                                                -------------      -------------
   End of period*                                                $46,373,669       $28,382,736
                                                                =============      =============

---------
*  Includes undistributed net investment income as follows:

                                                              FOR THE SIX
                                                              MONTHS ENDED           FOR THE
                                                           SEPTEMBER 30, 2001   FISCAL YEAR ENDED
                                                               (UNAUDITED)       MARCH 31, 2001
                                                           ------------------   -----------------
   Large Cap Value Portfolio                                     $137,967            $44,969
   Balanced Portfolio                                              71,982             25,274
   International Equity Portfolio                                  70,732                 --

The accompanying notes are an integral part of the financial statements.

                                                                   SMALL CAP VALUE PORTFOLIO              FOCUS LIST PORTFOLIO
                                                               ---------------------------------  ----------------------------------
                                                                   FOR THE          FOR THE            FOR THE          FOR THE
                                                               SIX MONTHS ENDED     FISCAL YEAR    SIX MONTHS ENDED    FISCAL YEAR
                                                              SEPTEMBER 30, 2001  ENDED MARCH 31, SEPTEMBER 30, 2001 ENDED MARCH 31,
                                                                (UNAUDITED)            2001           (UNAUDITED)          2001
                                                             -------------------  --------------  ------------------ ---------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

   Net investment income/(loss)                                 $    (56,524)      $    (368,916)   $   (40,561)     $    (219,658)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any                         3,096,841           2,644,759       (930,532)        (1,821,880)
   Net change in unrealized appreciation/(depreciation) on
     investments, foreign currency related transactions and
     securities sold short, if any                                (4,941,749)        (10,913,028)    (1,580,697)        (6,028,332)
                                                               --------------      --------------   ------------     --------------
   Net increase/(decrease) in net assets, resulting
     from operations                                              (1,901,432)         (8,637,185)    (2,551,790)        (8,069,870)
                                                               --------------      --------------   ------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income

     Class A shares                                                       --                  --             --                 --
     Class B shares                                                       --                  --             --                 --
     Class C shares                                                       --                  --             --                 --
     Class Y shares                                                       --                  --             --                 --
                                                               --------------      --------------   ------------     --------------
                                                                          --                  --             --                 --
                                                               --------------      --------------   ------------     --------------
   Net realized capital gains
     Class A shares                                                       --          (2,084,943)            --                 --
     Class B shares                                                       --            (438,690)            --                 --
     Class C shares                                                       --          (1,292,706)            --                 --
     Class Y shares                                                       --          (3,370,943)            --                 --
                                                               --------------      --------------   ------------     --------------
                                                                          --          (7,187,282)            --                 --
                                                               --------------      --------------   ------------     --------------
SHARES OF BENEFICIAL INTEREST

   Net proceeds from the sale of shares                           10,210,085          20,934,203      6,093,521         11,218,651
   Cost of shares repurchased                                    (16,035,895)        (17,752,560)    (7,246,294)       (11,520,685)
   Shares issued in reinvestment of dividends                             --           6,440,897             --                 --
                                                               --------------      --------------   ------------     --------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions                   (5,825,810)          9,622,540     (1,152,773)          (302,034)
                                                               --------------      --------------   ------------     --------------
   Total increase/(decrease) in net assets                        (7,727,242)         (6,201,927)    (3,704,563)        (8,371,904)
NET ASSETS

   Beginning of period                                            66,404,540          72,606,467     29,729,702         38,101,606
                                                               --------------      --------------   ------------     --------------
   End of period*                                                $58,677,298        $ 66,404,540    $26,025,139      $  29,729,702
                                                               ==============      ==============   ============     ==============

                                                                     BALANCED PORTFOLIO           INTERNATIONAL EQUITY PORTFOLIO
                                                               ---------------------------------  ----------------------------------
                                                                  FOR THE            FOR THE           FOR THE           FOR THE
                                                              SIX MONTHS ENDED      FISCAL YEAR    SIX MONTHS ENDED    FISCAL YEAR
                                                             SEPTEMBER 30, 2001   ENDED MARCH 31, SEPTEMBER 30, 2001 ENDED MARCH 31,
                                                                 (UNAUDITED)           2001          (UNAUDITED)          2001
                                                             -------------------  --------------  ------------------ ---------------

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS

   Net investment income/(loss)                                 $   295,291          $  413,407     $     70,732       $   (540,661)
   Net realized gain/(loss) from investments and foreign
     currency related transactions, if any                          285,891           1,093,345      (14,407,479)       (19,955,225)
   Net change in unrealized appreciation/(depreciation) on
     investments, foreign currency related transactions and
     securities sold short, if any                               (1,946,806)            115,129       (1,750,328)       (24,111,405)
                                                               --------------      -------------- --------------     --------------
   Net increase/(decrease) in net assets, resulting
     from operations                                             (1,365,624)          1,621,881      (16,087,075)       (44,607,291)
                                                               --------------      -------------- --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM

   Net investment income

     Class A shares                                                 (35,397)           (105,581)              --                 --
     Class B shares                                                 (22,423)            (59,175)              --                 --
     Class C shares                                                  (8,781)            (38,391)              --                 --
     Class Y shares                                                (181,982)           (191,773)              --                 --
                                                               --------------      -------------- --------------     --------------
                                                                   (248,583)           (394,920)              --                 --
                                                               --------------      -------------- --------------     --------------
   Net realized capital gains
     Class A shares                                                      --                 --                --           (982,027)
     Class B shares                                                      --                 --                --           (229,623)
     Class C shares                                                      --                 --                --           (430,648)
     Class Y shares                                                      --                 --                --                 --
                                                               --------------      -------------- --------------     --------------
                                                                         --                 --                --         (1,642,298)
                                                               --------------      -------------- --------------     --------------
SHARES OF BENEFICIAL INTEREST

   Net proceeds from the sale of shares                          17,454,173           4,353,523       43,056,285        152,860,963
   Cost of shares repurchased                                    (3,226,234)         (3,640,283)     (44,050,854)      (111,803,830)
   Shares issued in reinvestment of dividends                       227,911             303,108               --          1,474,096
                                                               --------------      -------------- --------------     --------------
   Net increase/(decrease) in net assets derived from
     shares of beneficial interest transactions                  14,455,850           1,016,348         (994,569)        42,531,229
                                                               --------------      -------------- --------------     --------------
   Total increase/(decrease) in net assets                       12,841,643           2,243,309      (17,081,644)        (3,718,360)
NET ASSETS

   Beginning of period                                           16,289,725          14,046,416       91,683,466         95,401,826
                                                               --------------      -------------- --------------     --------------
   End of period*                                               $29,131,368         $16,289,725      $74,601,822       $ 91,683,466
                                                               ==============      ============== ==============     ==============

THE BEAR STEARNS FUNDS

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.


                                                                    NET                              NET
                                                                   ASSET                         REALIZED AND       DISTRIBUTIONS
                                                                   VALUE,          NET            UNREALIZED           FROM NET
                                                                 BEGINNING      INVESTMENT      GAIN/(LOSS) ON         REALIZED
                                                                 OF PERIOD      LOSS**(1)      INVESTMENTS**(2)     CAPITAL GAINS
                                                                 ----------     -----------    ----------------     -------------
S&P STARS PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)            $27.85         $(0.16)               $(3.48)              --
For the fiscal year ended March 31, 2001                            36.42          (0.27)                (7.82)          $(0.48)
For the fiscal year ended March 31, 2000                            24.39          (0.21)                12.53            (0.29)
For the fiscal year ended March 31, 1999                            19.97          (0.12)                 5.46            (0.92)
For the fiscal year ended March 31, 1998                            16.13          (0.13)                 6.69            (2.72)
For the fiscal year ended March 31, 1997                            14.92          (0.09)                 2.63            (1.33)
CLASS B
For the six months ended September 30, 2001 (unaudited)             27.26          (0.22)                (3.40)              --
For the fiscal year ended March 31, 2001                            35.83          (0.37)                (7.72)           (0.48)
For the fiscal year ended March 31, 2000                            24.11          (0.27)                12.28            (0.29)
For the fiscal year ended March 31, 1999                            19.86          (0.12)                 5.29            (0.92)
For the period January 5, 1998* through March 31, 1998              17.37          (0.04)                 2.53               --
CLASS C
For the six months ended September 30, 2001 (unaudited)             27.25          (0.22)                (3.40)              --
For the fiscal year ended March 31, 2001                            35.82          (0.38)                (7.71)           (0.48)
For the fiscal year ended March 31, 2000                            24.10          (0.30)                12.31            (0.29)
For the fiscal year ended March 31, 1999                            19.85          (0.22)                 5.39            (0.92)
For the fiscal year ended March 31, 1998                            16.06          (0.22)                 6.65            (2.64)
For the fiscal year ended March 31, 1997                            14.86          (0.17)                 2.62            (1.25)
CLASS Y
For the six months ended September 30, 2001 (unaudited)             28.49          (0.08)                (3.58)              --
For the fiscal year ended March 31, 2001                            37.05          (0.14)                (7.94)           (0.48)
For the fiscal year ended March 31, 2000                            24.68          (0.12)                12.78            (0.29)
For the fiscal year ended March 31, 1999                            20.11          (0.05)                 5.54            (0.92)
For the fiscal year ended March 31, 1998                            16.23          (0.05)                 6.74            (2.81)
For the fiscal year ended March 31, 1997                            14.97          (0.02)                 2.66            (1.38)

---------------------
*   Commencement of initial public offering.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1) Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For S&P STARS Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.

The accompanying notes are an integral part of the financial statements.

                                                                    NET
                                                                   ASSET
                                                                   VALUE,       TOTAL         NET ASSETS,           RATIO OF
                                                                   END OF     INVESTMENT     END OF PERIOD         EXPENSES TO
                                                                   PERIOD      RETURN(3)    (000'S OMITTED)    AVERAGE NET ASSETS(1)
                                                                 ---------    -----------   ---------------    ---------------------
S&P STARS PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)            $24.21         (13.07)%    $1,086,835             1.50%(5)
For the fiscal year ended March 31, 2001                            27.85         (22.36)      1,173,464             1.50
For the fiscal year ended March 31, 2000                            36.42          50.82         673,550             1.50
For the fiscal year ended March 31, 1999                            24.39          27.46         206,130             1.50
For the fiscal year ended March 31, 1998                            19.97          43.53         109,591             1.50(6)
For the fiscal year ended March 31, 1997                            16.13          16.87          67,491             1.50(6)
CLASS B
For the six months ended September 30, 2001 (unaudited)             23.64         (13.28)        612,919             2.00(5)
For the fiscal year ended March 31, 2001                            27.26         (22.73)        620,784             2.00
For the fiscal year ended March 31, 2000                            35.83          50.13         300,693             2.00
For the fiscal year ended March 31, 1999                            24.11          26.75          49,319             2.00
For the period January 5, 1998* through March 31, 1998              19.86          14.34(4)        5,800             2.00(5)
CLASS C
For the six months ended September 30, 2001 (unaudited)             23.63         (13.28)        524,256             2.00(5)
For the fiscal year ended March 31, 2001                            27.25         (22.74)        540,150             2.00
For the fiscal year ended March 31, 2000                            35.82          50.15         314,794             2.00
For the fiscal year ended March 31, 1999                            24.10          26.75          97,654             2.00
For the fiscal year ended March 31, 1998                            19.85          42.80          63,330             2.00(6)
For the fiscal year ended March 31, 1997                            16.06          16.33          37,622             2.00(6)
CLASS Y
For the six months ended September 30, 2001 (unaudited)             24.83         (12.85)        172,889             1.00(5)
For the fiscal year ended March 31, 2001                            28.49         (21.95)        176,235             1.00
For the fiscal year ended March 31, 2000                            37.05          51.61         154,015             1.00
For the fiscal year ended March 31, 1999                            24.68          28.02          52,483             1.00
For the fiscal year ended March 31, 1998                            20.11          44.22          35,652             1.00(6)
For the fiscal year ended March 31, 1997                            16.23          17.48          14,763             1.00(6)


                                                                                      INCREASE/(DECREASE)
                                                                                         REFLECTED IN
                                                                   RATIO OF               EXPENSE AND
                                                                NET INVESTMENT     NET INVESTMENT INCOME/(LOSS)   PORTFOLIO
                                                               INCOME/(LOSS) TO      RATIOS DUE TO WAIVERS AND    TURNOVER
                                                             AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS        RATE
                                                             --------------------  ----------------------------   ---------
S&P STARS PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)           (1.10)%(5)                 0.06%(5)              41.30%
For the fiscal year ended March 31, 2001                          (1.04)                     0.10                  42.93
For the fiscal year ended March 31, 2000                          (1.12)                     0.18                  54.67
For the fiscal year ended March 31, 1999                          (0.73)                     0.27                  76.17
For the fiscal year ended March 31, 1998                          (0.83)(6)                  0.38                 172.78(7)
For the fiscal year ended March 31, 1997                          (0.59)(6)                  0.70                 220.00(7)
CLASS B
For the six months ended September 30, 2001 (unaudited)           (1.63)(5)                  0.06(5)               41.30
For the fiscal year ended March 31, 2001                          (1.58)                     0.10                  42.93
For the fiscal year ended March 31, 2000                          (1.63)                     0.18                  54.67
For the fiscal year ended March 31, 1999                          (1.23)                     0.27                  76.17
For the period January 5, 1998* through March 31, 1998            (1.47)(4)(5)               0.53(4)(5)           172.78(7)
CLASS C
For the six months ended September 30, 2001 (unaudited)           (1.63)(5)                  0.06(5)               41.30
For the fiscal year ended March 31, 2001                          (1.58)                     0.10                  42.93
For the fiscal year ended March 31, 2000                          (1.63)                     0.18                  54.67
For the fiscal year ended March 31, 1999                          (1.23)                     0.27                  76.17
For the fiscal year ended March 31, 1998                          (1.32)(6)                  0.38                 172.78(7)
For the fiscal year ended March 31, 1997                          (1.09)(6)                  0.70                 220.00(7)
CLASS Y
For the six months ended September 30, 2001 (unaudited)           (0.60)(5)                  0.06(5)               41.30
For the fiscal year ended March 31, 2001                          (0.47)                     0.10                  42.93
For the fiscal year ended March 31, 2000                          (0.56)                     0.18                  54.67
For the fiscal year ended March 31, 1999                          (0.23)                     0.27                  76.17
For the fiscal year ended March 31, 1998                          (0.32)(6)                  0.38                 172.78(7)
For the fiscal year ended March 31, 1997                          (0.10)(6)                  0.70                 220.00(7)

-----------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5) Annualized.

(6) Includes S&P STARS' share of S&P STARS Master Series' expenses for the period prior to June 25, 1997.

(7) Portfolio turnover rate is related to S&P STARS Master Series for the period prior to June 25, 1997.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.


                                                         NET                               NET
                                                        ASSET                           REALIZED AND       DIVIDENDS   DISTRIBUTIONS
                                                        VALUE,            NET            UNREALIZED        FROM NET       FROM NET
                                                       BEGINNING      INVESTMENT        GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                       OF PERIOD   INCOME/(LOSS)**(1)   INVESTMENTS**(2)    INCOME     CAPITAL GAINS
                                                      -----------  ------------------  -----------------  ----------   -------------
THE INSIDERS SELECT FUND
CLASS A
For the six months ended September 30, 2001 (unaudited)    $17.84           $(0.01)         $(2.10)             --             --
For the fiscal year ended March 31, 2001                    16.90             0.01            3.05              --         $(2.12)
For the fiscal year ended March 31, 2000                    17.02               --            0.07              --          (0.19)
For the fiscal year ended March 31, 1999                    17.88               --           (0.01)             --          (0.85)
For the fiscal year ended March 31, 1998                    14.58               --            6.30              --          (3.00)
For the fiscal year ended March 31, 1997                    14.00             0.02            2.48          $(0.01)         (1.91)
CLASS B
For the six months ended September 30, 2001 (unaudited)     17.32            (0.04)          (2.04)             --             --
For the fiscal year ended March 31, 2001                    16.54            (0.05)           2.95              --          (2.12)
For the fiscal year ended March 31, 2000                    16.75            (0.05)           0.03              --          (0.19)
For the fiscal year ended March 31, 1999                    17.69               --           (0.09)             --          (0.85)
For the period January 6, 1998* through March 31, 1998      15.72             0.01            1.96              --             --
CLASS C
For the six months ended September 30, 2001 (unaudited)     17.32            (0.05)          (2.03)             --             --
For the fiscal year ended March 31, 2001                    16.54            (0.07)           2.97              --          (2.12)
For the fiscal year ended March 31, 2000                    16.74            (0.05)           0.04              --          (0.19)
For the fiscal year ended March 31, 1999                    17.68               --           (0.09)             --          (0.85)
For the fiscal year ended March 31, 1998                    14.48            (0.07)           6.21              --          (2.94)
For the fiscal year ended March 31, 1997                    13.96            (0.06)           2.47              --          (1.89)
CLASS Y
For the six months ended September 30, 2001 (unaudited)     18.13             0.04           (2.13)             --             --
For the fiscal year ended March 31, 2001                    17.09             0.09            3.07              --          (2.12)
For the fiscal year ended March 31, 2000                    17.33               --            0.13           (0.18)         (0.19)
For the fiscal year ended March 31, 1999                    18.09               --            0.09              --          (0.85)
For the fiscal year ended March 31, 1998                    14.66             0.07            6.36              --          (3.00)
For the fiscal year ended March 31, 1997                    14.02             0.08            2.49           (0.02)         (1.91)

------------------------
*   Commencement of initial public offering.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1) Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,         TOTAL        NET ASSETS,          RATIO OF
                                                             END OF      INVESTMENT     END OF PERIOD       EXPENSES TO
                                                             PERIOD       RETURN(3)    (000'S OMITTED)  AVERAGE NET ASSETS(1)
                                                             ------      ----------    ---------------  ---------------------
THE INSIDERS SELECT FUND
CLASS A
For the six months ended September 30, 2001 (unaudited)      $15.73       (11.83)%            $15,845          1.65%(5)
For the fiscal year ended March 31, 2001                      17.84        17.92               17,372          1.65
For the fiscal year ended March 31, 2000                      16.90         0.40               15,187          1.65
For the fiscal year ended March 31, 1999                      17.02         0.29               24,395          1.65
For the fiscal year ended March 31, 1998                      17.88        46.02               21,912          1.65
For the fiscal year ended March 31, 1997                      14.58        18.31               13,860          1.65
CLASS B
For the six months ended September 30, 2001 (unaudited)       15.24       (12.01)               8,401          2.15(5)
For the fiscal year ended March 31, 2001                      17.32        17.32                7,378          2.15
For the fiscal year ended March 31, 2000                      16.54        (0.13)               5,469          2.15
For the fiscal year ended March 31, 1999                      16.75        (0.16)               8,426          2.15
For the period January 6, 1998* through March 31, 1998        17.69        12.53(4)             2,253          2.15(5)
CLASS C
For the six months ended September 30, 2001 (unaudited)       15.24       (12.01)               7,071          2.15(5)
For the fiscal year ended March 31, 2001                      17.32        17.32                7,328          2.15
For the fiscal year ended March 31, 2000                      16.54        (0.07)               6,908          2.15
For the fiscal year ended March 31, 1999                      16.74        (0.16)              11,902          2.15
For the fiscal year ended March 31, 1998                      17.68        45.17               12,297          2.15
For the fiscal year ended March 31, 1997                      14.48        17.69                9,519          2.15
CLASS Y
For the six months ended September 30, 2001 (unaudited)       16.04       (11.53)                 669          1.15(5)
For the fiscal year ended March 31, 2001                      18.13        18.30                  805          1.15
For the fiscal year ended March 31, 2000                      17.09         0.72                  796          1.15
For the fiscal year ended March 31, 1999                      17.33         0.85                  914          1.15
For the fiscal year ended March 31, 1998                      18.09        46.68                1,265          1.15
For the fiscal year ended March 31, 1997                      14.66        18.81                1,557          1.15

                                                                                           INCREASE/(DECREASE)
                                                                                              REFLECTED IN
                                                                       RATIO OF               EXPENSE AND
                                                                    NET INVESTMENT      NET INVESTMENT INCOME/(LOSS)     PORTFOLIO
                                                                   INCOME/(LOSS) TO      RATIOS DUE TO WAIVERS AND       TURNOVER
                                                                 AVERAGE NET ASSETS(1)    RELATED REIMBURSEMENTS           RATE
                                                                 ---------------------  ----------------------------    -----------
THE INSIDERS SELECT FUND
CLASS A
For the six months ended September 30, 2001 (unaudited)               (0.07)%(5)               1.60%(5)                   20.75%
For the fiscal year ended March 31, 2001                               0.08                    1.14                       99.36
For the fiscal year ended March 31, 2000                               0.10                    0.81                       76.06
For the fiscal year ended March 31, 1999                               0.02                    0.81                       99.71
For the fiscal year ended March 31, 1998                               0.03                    1.09                      115.64
For the fiscal year ended March 31, 1997                               0.11                    1.82                      128.42
CLASS B
For the six months ended September 30, 2001 (unaudited)               (0.57)(5)                1.60(5)                    20.75
For the fiscal year ended March 31, 2001                              (0.42)                   1.14                       99.36
For the fiscal year ended March 31, 2000                              (0.40)                   0.81                       76.06
For the fiscal year ended March 31, 1999                               0.03                    0.81                       99.71
For the period January 6, 1998* through March 31, 1998                (0.95)(4)(5)             1.82(4)(5)                115.64
CLASS C
For the six months ended September 30, 2001 (unaudited)               (0.57)(5)                1.60(5)                    20.75
For the fiscal year ended March 31, 2001                              (0.42)                   1.14                       99.36
For the fiscal year ended March 31, 2000                              (0.40)                   0.81                       76.06
For the fiscal year ended March 31, 1999                               0.02                    0.81                       99.71
For the fiscal year ended March 31, 1998                              (0.46)                   1.10                      115.64
For the fiscal year ended March 31, 1997                              (0.38)                   1.81                      128.42
CLASS Y
For the six months ended September 30, 2001 (unaudited)                0.43(5)                 1.60(5)                    20.75
For the fiscal year ended March 31, 2001                               0.58                    1.14                       99.36
For the fiscal year ended March 31, 2000                               0.60                    0.81                       76.06
For the fiscal year ended March 31, 1999                               0.02                    0.81                       99.71
For the fiscal year ended March 31, 1998                               0.55                    1.07                      115.64
For the fiscal year ended March 31, 1997                               0.60                    1.81                      128.42

-------------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5) Annualized.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.


                                                           NET                                NET
                                                          ASSET                          REALIZED AND      DIVIDENDS   DISTRIBUTIONS
                                                          VALUE,          NET              UNREALIZED       FROM NET     FROM NET
                                                        BEGINNING      INVESTMENT        GAIN/(LOSS) ON    INVESTMENT    REALIZED
                                                        OF PERIOD   INCOME/(LOSS)**(1)  INVESTMENTS**(2)     INCOME    CAPITAL GAINS
                                                       -----------  ------------------  ----------------   ----------  -------------
LARGE CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)      $19.63        $0.02           $(1.84)             --            --
For the fiscal year ended March 31, 2001                      16.71         0.11             3.85          $(0.13)       $(0.91)
For the fiscal year ended March 31, 2000                      19.74         0.11            (0.94)          (0.10)        (2.10)
For the fiscal year ended March 31, 1999                      20.83         0.11             0.59           (0.11)        (1.68)
For the fiscal year ended March 31, 1998                      17.17         0.05             7.15           (0.02)        (3.52)
For the fiscal year ended March 31, 1997                      15.13         0.04             2.28           (0.10)        (0.18)
CLASS B
For the six months ended September 30, 2001 (unaudited)       19.35           --            (1.83)             --            --
For the fiscal year ended March 31, 2001                      16.49         0.03             3.78           (0.04)        (0.91)
For the fiscal year ended March 31, 2000                      19.51         0.01            (0.93)             --         (2.10)
For the fiscal year ended March 31, 1999                      20.66         0.08             0.52           (0.07)        (1.68)
For the period January 28, 1998* through March 31, 1998       18.17        (0.01)            2.50              --            --
CLASS C
For the six months ended September 30, 2001 (unaudited)       19.43           --            (1.84)             --            --
For the fiscal year ended March 31, 2001                      16.55         0.02             3.80           (0.03)        (0.91)
For the fiscal year ended March 31, 2000                      19.57         0.01            (0.93)             --         (2.10)
For the fiscal year ended March 31, 1999                      20.66         0.07             0.53           (0.01)        (1.68)
For the fiscal year ended March 31, 1998                      17.11        (0.03)            7.10              --         (3.52)
For the fiscal year ended March 31, 1997                      15.08        (0.02)            2.25           (0.02)        (0.18)
CLASS Y
For the six months ended September 30, 2001 (unaudited)       19.67         0.03            (1.80)             --            --
For the fiscal year ended March 31, 2001                      16.73         0.26             3.80           (0.21)        (0.91)
For the fiscal year ended March 31, 2000                      19.78         0.22            (0.97)          (0.20)        (2.10)
For the fiscal year ended March 31, 1999                      20.84         0.17             0.65           (0.20)        (1.68)
For the fiscal year ended March 31, 1998                      17.18         0.26             7.05           (0.13)        (3.52)
For the fiscal year ended March 31, 1997                      15.12         0.23             2.17           (0.16)        (0.18)

-------------------------
*   Commencement of initial public offering.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1) Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,        TOTAL        NET ASSETS,             RATIO OF
                                                             END OF     INVESTMENT     END OF PERIOD          EXPENSES TO
                                                             PERIOD      RETURN(3)    (000's omitted)    AVERAGE NET ASSETS(1)
                                                           --------     ----------    ---------------    ---------------------
LARGE CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)      $17.81        (9.27)%           $14,949             1.50%(5)
For the fiscal year ended March 31, 2001                      19.63        23.79              11,983             1.50
For the fiscal year ended March 31, 2000                      16.71        (4.91)              7,950             1.50
For the fiscal year ended March 31, 1999                      19.74         3.68               9,677             1.50
For the fiscal year ended March 31, 1998                      20.83        44.59               8,358             1.50
For the fiscal year ended March 31, 1997                      17.17        15.44               4,987             1.50
CLASS B
For the six months ended September 30, 2001 (unaudited)       17.52        (9.46)              6,509             2.00(5)
For the fiscal year ended March 31, 2001                      19.35        23.19               3,687             2.00
For the fiscal year ended March 31, 2000                      16.49        (5.41)              1,379             2.00
For the fiscal year ended March 31, 1999                      19.51         3.21               1,911             2.00
For the period January 28, 1998* through March 31, 1998       20.66        13.70(4)              446             2.00(5)
CLASS C
For the six months ended September 30, 2001 (unaudited)       17.59        (9.47)              8,465             2.00(5)
For the fiscal year ended March 31, 2001                      19.43        23.16               5,675             2.00
For the fiscal year ended March 31, 2000                      16.55        (5.39)              3,359             2.00
For the fiscal year ended March 31, 1999                      19.57         3.22               5,250             2.00
For the fiscal year ended March 31, 1998                      20.66        43.94               4,987             2.00
For the fiscal year ended March 31, 1997                      17.11        14.87               2,986             2.00
CLASS Y
For the six months ended September 30, 2001 (unaudited)       17.90        (9.00)             16,451             1.00(5)
For the fiscal year ended March 31, 2001                      19.67        24.38               7,038             1.00
For the fiscal year ended March 31, 2000                      16.73        (4.51)              3,438             1.00
For the fiscal year ended March 31, 1999                      19.78         4.29               4,741             1.00
For the fiscal year ended March 31, 1998                      20.84        45.27               7,263             1.00
For the fiscal year ended March 31, 1997                      17.18        16.04               6,109             1.00


                                                                                           INCREASE/(DECREASE)
                                                                                               REFLECTED IN
                                                              RATIO OF                         EXPENSE AND
                                                           NET INVESTMENT              NET INVESTMENT INCOME/(LOSS)     PORTFOLIO
                                                          INCOME/(LOSS) TO              RATIOS DUE TO WAIVERS AND       TURNOVER
                                                        AVERAGE NET ASSETS(1)             RELATED REIMBURSEMENTS          RATE
                                                        ---------------------             ----------------------          ----
LARGE CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                                   0.32%(5)                           0.89%(5)                   6.67%
For the fiscal year ended March 31, 2001                      0.72                               1.50                      60.46
For the fiscal year ended March 31, 2000                      0.56                               1.78                      55.66
For the fiscal year ended March 31, 1999                      0.54                               1.46                      38.27
For the fiscal year ended March 31, 1998                      0.32                               1.73                      61.75
For the fiscal year ended March 31, 1997                      0.43                               1.58                     136.67
CLASS B
For the six months ended September 30, 2001
(unaudited)                                                   0.08(5)                            0.89(5)                    6.67
For the fiscal year ended March 31, 2001                      0.15                               1.50                      60.46
For the fiscal year ended March 31, 2000                      0.03                               1.75                      55.66
For the fiscal year ended March 31, 1999                      0.08                               1.46                      38.27
For the period January 28, 1998* through March
31, 1998                                                     (0.73)(4)(5)                        1.05(4)(5                 61.75
CLASS C
For the six months ended September 30, 2001
(unaudited)                                                   0.10(5)                            0.89(5)                    6.67
For the fiscal year ended March 31, 2001                      0.11                               1.50                      60.46
For the fiscal year ended March 31, 2000                      0.03                               1.75                      55.66
For the fiscal year ended March 31, 1999                      0.08                               1.46                      38.27
For the fiscal year ended March 31, 1998                     (0.19)                              1.73                      61.75
For the fiscal year ended March 31, 1997                     (0.08)                              1.61                     136.67
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                                   0.90(5)                            0.89(5)                    6.67
For the fiscal year ended March 31, 2001                      1.65                               1.50                      60.46
For the fiscal year ended March 31, 2000                      0.98                               1.77                      55.66
For the fiscal year ended March 31, 1999                      1.08                               1.46                      38.27
For the fiscal year ended March 31, 1998                      0.83                               1.76                      61.75
For the fiscal year ended March 31, 1997                      1.00                               1.50                     136.67

-----------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5) Annualized.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                      NET                             NET
                                                     ASSET           NET          REALIZED AND      DISTRIBUTIONS
                                                     VALUE,      INVESTMENT        UNREALIZED          FROM NET
                                                   BEGINNING       INCOME/       GAIN/(LOSS) ON        REALIZED
                                                   OF PERIOD     (LOSS)**(1)    INVESTMENTS**(2)    CAPITAL GAINS
                                                   ---------     -----------    ----------------    -------------
SMALL CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                         $   18.13        $  (0.02)        $  (0.61)              --
For the fiscal year ended March 31, 2001                23.10           (0.14)           (2.61)        $  (2.22)
For the fiscal year ended March 31, 2000                17.93           (0.15)            6.69            (1.37)
For the fiscal year ended March 31, 1999                23.65           (0.13)           (4.65)           (0.94)
For the fiscal year ended March 31, 1998                17.48           (0.14)            8.06            (1.75)
For the fiscal year ended March 31, 1997                15.87           (0.10)            1.95            (0.24)
CLASS B
For the six months ended September 30, 2001
(unaudited)                                             17.76           (0.06)           (0.61)              --
For the fiscal year ended March 31, 2001                22.80           (0.20)           (2.62)           (2.22)
For the fiscal year ended March 31, 2000                17.71           (0.24)            6.60            (1.27)
For the fiscal year ended March 31, 1999                23.48           (0.16)           (4.67)           (0.94)
For the period January 21, 1998* through March
31, 1998                                                19.95              --             3.53               --
CLASS C
For the six months ended September 30, 2001
(unaudited)                                             17.77           (0.07)           (0.60)              --
For the fiscal year ended March 31, 2001                22.80           (0.22)           (2.59)           (2.22)
For the fiscal year ended March 31, 2000                17.70           (0.26)            6.62            (1.26)
For the fiscal year ended March 31, 1999                23.48           (0.26)           (4.58)           (0.94)
For the fiscal year ended March 31, 1998                17.38           (0.24)            8.00            (1.66)
For the fiscal year ended March 31, 1997                15.79           (0.18)            1.93            (0.16)
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                             18.34            0.03            (0.63)              --
For the fiscal year ended March 31, 2001                23.23           (0.03)           (2.64)           (2.22)
For the fiscal year ended March 31, 2000                18.03           (0.05)            6.72            (1.47)
For the fiscal year ended March 31, 1999                23.65           (0.02)           (4.66)           (0.94)
For the fiscal year ended March 31, 1998                17.47           (0.04)            8.06            (1.84)
For the fiscal year ended March 31, 1997                15.85           (0.05)            1.97            (0.30)

-----------------------
*    Commencement of its initial public offering.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                    NET
                                                   ASSET
                                                   VALUE,       TOTAL        NET ASSETS,             RATIO OF
                                                   END OF    INVESTMENT     END OF PERIOD          EXPENSES TO
                                                   PERIOD     RETURN(3)    (000's omitted)    AVERAGE NET ASSETS(1)
                                                   ------     ---------    ---------------    ---------------------
SMALL CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                         $17.50      (3.48)%       $17,593               1.50%(5)
For the fiscal year ended March 31, 2001             18.13     (11.64)         17,194               1.50
For the fiscal year ended March 31, 2000             23.10      38.21          24,086               1.50
For the fiscal year ended March 31, 1999             17.93     (20.26)         18,520               1.50
For the fiscal year ended March 31, 1998             23.65      46.86          25,111               1.50
For the fiscal year ended March 31, 1997             17.48      11.71          13,143               1.50
CLASS B
For the six months ended September 30, 2001
(unaudited)                                          17.09      (3.77)          5,157               2.00(5)
For the fiscal year ended March 31, 2001             17.76     (12.12)          4,301               2.00
For the fiscal year ended March 31, 2000             22.80      37.53           4,030               2.00
For the fiscal year ended March 31, 1999             17.71     (20.63)          2,716               2.00
For the period January 21, 1998* through March
31, 1998                                             23.48      17.69(4)          901               2.00(5)
CLASS C
For the six months ended September 30, 2001
(unaudited)                                          17.10      (3.77)         12,186               2.00(5)
For the fiscal year ended March 31, 2001             17.77     (12.07)         11,460               2.00
For the fiscal year ended March 31, 2000             22.80      37.54          13,399               2.00
For the fiscal year ended March 31, 1999             17.70     (20.67)         11,112               2.00
For the fiscal year ended March 31, 1998             23.48      46.10          18,082               2.00
For the fiscal year ended March 31, 1997             17.38      11.12          11,071               2.00
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                          17.74      (3.22)         23,741               1.00(5)
For the fiscal year ended March 31, 2001             18.34     (11.22)         33,449               1.00
For the fiscal year ended March 31, 2000             23.23      38.86          31,091               1.00
For the fiscal year ended March 31, 1999             18.03     (19.84)         24,087               1.00
For the fiscal year ended March 31, 1998             23.65      47.54          31,141               1.00
For the fiscal year ended March 31, 1997             17.47      12.19          16,724               1.00


                                                                                   INCREASE/(DECREASE)
                                                                                       REFLECTED IN
                                                          RATIO OF                     EXPENSE AND
                                                       NET INVESTMENT          NET INVESTMENT INCOME/(LOSS)     PORTFOLIO
                                                      INCOME/(LOSS) TO          RATIOS DUE TO WAIVERS AND       TURNOVER
                                                    AVERAGE NET ASSETS(1)         RELATED REIMBURSEMENTS          RATE
                                                    ---------------------         ----------------------          ----
SMALL CAP VALUE PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                                 (0.25)%(5)                   0.54%(5)                  24.63%
For the fiscal year ended March 31, 2001                    (0.63)                       1.02                      65.32
For the fiscal year ended March 31, 2000                    (0.75)                       0.65                      65.85
For the fiscal year ended March 31, 1999                    (0.60)                       0.65                      84.12
For the fiscal year ended March 31, 1998                    (0.71)                       0.76                      90.39
For the fiscal year ended March 31, 1997                    (0.81)                       1.00                      56.88
CLASS B
For the six months ended September 30, 2001
(unaudited)                                                 (0.72)(5)                    0.54(5)                   24.63
For the fiscal year ended March 31, 2001                    (1.14)                       1.02                      65.32
For the fiscal year ended March 31, 2000                    (1.24)                       0.65                      65.85
For the fiscal year ended March 31, 1999                    (1.10)                       0.65                      84.12
For the period January 21, 1998* through March
31, 1998                                                    (1.49)(4)(5)                 1.31(4)(5)                90.39
CLASS C
For the six months ended September 30, 2001
(unaudited)                                                 (0.73)(5)                    0.54(5)                   24.63
For the fiscal year ended March 31, 2001                    (1.14)                       1.02                      65.32
For the fiscal year ended March 31, 2000                    (1.24)                       0.65                      65.85
For the fiscal year ended March 31, 1999                    (1.10)                       0.65                      84.12
For the fiscal year ended March 31, 1998                    (1.21)                       0.76                      90.39
For the fiscal year ended March 31, 1997                    (1.31)                       0.99                      56.88
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                                  0.22(5)                     0.54(5)                   24.63
For the fiscal year ended March 31, 2001                    (0.13)                       1.02                      65.32
For the fiscal year ended March 31, 2000                    (0.24)                       0.65                      65.85
For the fiscal year ended March 31, 1999                    (0.10)                       0.65                      84.12
For the fiscal year ended March 31, 1998                    (0.21)                       0.77                      90.39
For the fiscal year ended March 31, 1997                    (0.31)                       1.00                      56.88

------------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5)  Annualized.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                        NET                             NET
                                                       ASSET                        REALIZED AND      DISTRIBUTIONS
                                                       VALUE,          NET           UNREALIZED          FROM NET
                                                     BEGINNING     INVESTMENT      GAIN/(LOSS) ON        REALIZED
                                                     OF PERIOD      LOSS**(1)     INVESTMENTS**(2)    CAPITAL GAINS
                                                     ---------      ---------     ----------------    -------------
FOCUS LIST PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                         $   16.75            --         $  (1.41)                 --
For the fiscal year ended March 31, 2001                21.21      $  (0.09)           (4.37)                 --
For the fiscal year ended March 31, 2000                17.32         (0.07)            3.96                  --
For the fiscal year ended March 31, 1999                13.40         (0.07)            4.01             $  (0.02)
For the period December 29, 1997* through March
31, 1998                                                12.00         (0.01)            1.41                  --
CLASS B
For the six months ended September 30, 2001
(unaudited)                                             16.46         (0.05)           (1.38)                 --
For the fiscal year ended March 31, 2001                20.93         (0.17)           (4.30)                 --
For the fiscal year ended March 31, 2000                17.18         (0.16)            3.91                  --
For the fiscal year ended March 31, 1999                13.38         (0.13)            3.95                (0.02)
For the period December 29, 1997* through March
31, 1998                                                12.00         (0.01)            1.39                  --
CLASS C
For the six months ended September 30, 2001
(unaudited)                                             16.46         (0.06)           (1.37)                 --
For the fiscal year ended March 31, 2001                20.94         (0.17)           (4.31)                 --
For the fiscal year ended March 31, 2000                17.19         (0.18)            3.93                  --
For the fiscal year ended March 31, 1999                13.38         (0.13)            3.96                (0.02)
For the period December 29, 1997* through March
31, 1998                                                12.00         (0.01)            1.39                  --

-----------------------------
*    Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursments.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,       TOTAL        NET ASSETS,            RATIO OF
                                                     END OF    INVESTMENT     END OF PERIOD          EXPENSES TO
                                                     PERIOD     RETURN(3)    (000's omitted)    AVERAGE NET ASSETS(1)
                                                     ------     ---------    ---------------    ---------------------
FOCUS LIST PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                        $   15.34       (8.42)%        $16,398              1.40%(5)
For the fiscal year ended March 31, 2001               16.75      (21.03)          17,316              1.40
For the fiscal year ended March 31, 2000               21.21       22.46           22,580              1.40
For the fiscal year ended March 31, 1999               17.32       29.47            6,542              1.40
For the period December 29, 1997* through March
31, 1998                                               13.40       11.67            3,201              1.40(5)
CLASS B
For the six months ended September 30, 2001
(unaudited)                                            15.03       (8.69)           5,901              1.90(5)
For the fiscal year ended March 31, 2001               16.46      (21.36)           7,441              1.90
For the fiscal year ended March 31, 2000               20.93       21.83            9,124              1.90
For the fiscal year ended March 31, 1999               17.18       28.61            4,460              1.90
For the period December 29, 1997* through March
31, 1998                                               13.38       11.50            2,399              1.90(5)
CLASS C
For the six months ended September 30, 2001
(unaudited)                                            15.03       (8.69)           3,726              1.90(5)
For the fiscal year ended March 31, 2001               16.46      (21.40)           4,973              1.90
For the fiscal year ended March 31, 2000               20.94       21.81            6,398              1.90
For the fiscal year ended March 31, 1999               17.19       28.69            3,304              1.90
For the period December 29, 1997* through March
31, 1998                                               13.38       11.50            1,687              1.90(5)

                                                                                     INCREASE/(DECREASE)
                                                                                        REFLECTED IN
                                                            RATIO OF                     EXPENSE AND
                                                         NET INVESTMENT         NET INVESTMENT INCOME/(LOSS)      PORTFOLIO
                                                        INCOME/(LOSS) TO          RATIOS DUE TO WAIVERS AND       TURNOVER
                                                     AVERAGE NET ASSETS(1)         RELATED REIMBURSEMENTS           RATE
                                                     ---------------------         ----------------------           ----
FOCUS LIST PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                            (0.07)%(5)                          1.05%(5)                 48.69%
For the fiscal year ended March 31, 2001               (0.46)                              0.97                     81.37
For the fiscal year ended March 31, 2000               (0.63)                              1.33                     56.26
For the fiscal year ended March 31, 1999               (0.57)                              2.89                     84.49
For the period December 29, 1997* through March
31, 1998                                               (0.30)(5)                           5.01(5)                  28.91
CLASS B
For the six months ended September 30, 2001
(unaudited)                                            (0.56)(5)                           1.05(5)                  48.69
For the fiscal year ended March 31, 2001               (0.96)                              0.97                     81.37
For the fiscal year ended March 31, 2000               (1.11)                              1.33                     56.26
For the fiscal year ended March 31, 1999               (1.07)                              2.89                     84.49
For the period December 29, 1997* through March
31, 1998                                               (0.78)(5)                           5.27(5)                  28.91
CLASS C
For the six months ended September 30, 2001
(unaudited)                                            (0.56)(5)                           1.05(5)                  48.69
For the fiscal year ended March 31, 2001               (0.96)                              0.97                     81.37
For the fiscal year ended March 31, 2000               (1.09)                              1.33                     56.26
For the fiscal year ended March 31, 1999               (1.07)                              2.89                     84.49
For the period December 29, 1997* through March
31, 1998                                               (0.62)(5)                           5.52(5)                  28.91

----------------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5)  Annualized.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.

                                                        NET                              NET
                                                       ASSET                         REALIZED AND        DIVIDENDS     DISTRIBUTIONS
                                                       VALUE,          NET            UNREALIZED         FROM NET        FROM NET
                                                     BEGINNING     INVESTMENT       GAIN/(LOSS) ON      INVESTMENT       REALIZED
                                                     OF PERIOD    INCOME***(1)    INVESTMENTS***(2)       INCOME       CAPITAL GAINS
                                                     ---------    ------------    -----------------       ------       -------------
BALANCED PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                            $13.63         $0.13           $(0.54)             $(0.12)            --
For the fiscal year ended March 31, 2001                12.55          0.35             1.07               (0.34)            --
For the fiscal year ended March 31, 2000                13.11          0.39            (0.54)              (0.41)            --
For the fiscal year ended March 31, 1999                12.93          0.34             0.18               (0.33)         $(0.01)
For the period December 29, 1997* through March
31, 1998                                                12.00          0.06             0.91               (0.04)            --
CLASS B
For the six months ended September 30, 2001
(unaudited)                                             13.49          0.12            (0.56)              (0.11)            --
For the fiscal year ended March 31, 2001                12.47          0.33             1.01               (0.32)            --
For the fiscal year ended March 31, 2000                13.07          0.37            (0.58)              (0.39)            --
For the fiscal year ended March 31, 1999                12.92          0.29             0.16               (0.29)          (0.01)
For the period December 29, 1997* through March
31, 1998                                                12.00          0.05             0.90               (0.03)            --
CLASS C
For the six months ended September 30, 2001
(unaudited)                                             13.48          0.12            (0.57)              (0.11)            --
For the fiscal year ended March 31, 2001                12.47          0.33             1.00               (0.32)            --
For the fiscal year ended March 31, 2000                13.07          0.37            (0.58)              (0.39)            --
For the fiscal year ended March 31, 1999                12.92          0.29             0.16               (0.29)          (0.01)
For the period December 29, 1997* through March
31, 1998                                                12.00          0.05             0.90               (0.03)            --
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                             13.78          0.14            (0.53)              (0.13)            --
For the fiscal year ended March 31, 2001                12.64          0.37             1.13               (0.36)            --
For the fiscal year ended March 31, 2000                13.16          0.40            (0.49)              (0.43)            --
For the fiscal year ended March 31, 1999                12.95          0.37             0.21               (0.36)          (0.01)
For the period January 6, 1998** through March
31, 1998                                                12.05          0.06             0.88               (0.04)            --

--------------------------
  *  Commencement of operations.

 **  Commencement of initial public offering.

*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

(1)  Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                      NET
                                                     ASSET
                                                     VALUE,       TOTAL        NET ASSETS,            RATIO OF
                                                     END OF    INVESTMENT     END OF PERIOD          EXPENSES TO
                                                     PERIOD     RETURN(3)    (000's omitted)    AVERAGE NET ASSETS(1)
                                                     ------     ---------    ---------------    ---------------------
BALANCED PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                          $13.10      (3.05)%         $ 4,279               1.20%(5)
For the fiscal year ended March 31, 2001              13.63      11.36             4,413               1.20
For the fiscal year ended March 31, 2000              12.55      (1.21)            3,789               1.20
For the fiscal year ended March 31, 1999              13.11       4.07             4,495               1.20
For the period December 29, 1997* through March
31, 1998                                              12.93       8.04             3,852               1.20(5)
CLASS B
For the six months ended September 30, 2001
(unaudited)                                           12.94      (3.30)            3,199               1.70(5)
For the fiscal year ended March 31, 2001              13.49      10.78             2,895               1.70
For the fiscal year ended March 31, 2000              12.47      (1.68)            1,873               1.70
For the fiscal year ended March 31, 1999              13.07       3.56             1,811               1.70
For the period December 29, 1997* through March
31, 1998                                              12.92       7.92             1,044               1.70(5)
CLASS C
For the six months ended September 30, 2001
(unaudited)                                           12.92      (3.38)            1,242               1.70(5)
For the fiscal year ended March 31, 2001              13.48      10.70             1,684               1.70
For the fiscal year ended March 31, 2000              12.47      (1.68)            1,583               1.70
For the fiscal year ended March 31, 1999              13.07       3.56             1,089               1.70
For the period December 29, 1997* through March
31, 1998                                              12.92       7.92               858               1.70(5)
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                           13.26      (2.87)           20,412               0.70(5)
For the fiscal year ended March 31, 2001              13.78      11.92             7,297               0.70
For the fiscal year ended March 31, 2000              12.64      (0.75)            6,801               0.70
For the fiscal year ended March 31, 1999              13.16       4.59            10,403               0.70
For the period January 6, 1998** through March
31, 1998                                              12.95       7.80(4)          5,685               0.70(5)

                                                                                   INCREASE/(DECREASE)
                                                                                       REFLECTED IN
                                                            RATIO OF                   EXPENSE AND
                                                         NET INVESTMENT           NET INVESTMENT INCOME        PORTFOLIO
                                                           INCOME TO            RATIOS DUE TO WAIVERS AND      TURNOVER
                                                     AVERAGE NET ASSETS(1)        RELATED REIMBURSEMENTS         RATE
                                                     ---------------------        ----------------------         ----
BALANCED PORTFOLIO
CLASS A
For the six months ended September 30, 2001
(unaudited)                                                 2.21%(5)                     1.63%(5)                45.65%
For the fiscal year ended March 31, 2001                    2.62                         2.42                   106.69
For the fiscal year ended March 31, 2000                    2.77                         2.21                    86.27
For the fiscal year ended March 31, 1999                    2.65                         2.08                    45.98
For the period December 29, 1997* through March
31, 1998                                                    2.47(5)                      3.25(5)                 12.72
CLASS B
For the six months ended September 30, 2001
(unaudited)                                                 1.71(5)                      1.63(5)                 45.65
For the fiscal year ended March 31, 2001                    2.12                         2.42                   106.69
For the fiscal year ended March 31, 2000                    2.27                         2.21                    86.27
For the fiscal year ended March 31, 1999                    2.15                         2.08                    45.98
For the period December 29, 1997* through March
31, 1998                                                    1.96(5)                      3.30(5)                 12.72
CLASS C
For the six months ended September 30, 2001
(unaudited)                                                 1.16(5)                      1.63(5)                 45.65
For the fiscal year ended March 31, 2001                    2.12                         2.42                   106.69
For the fiscal year ended March 31, 2000                    2.27                         2.21                    86.27
For the fiscal year ended March 31, 1999                    2.15                         2.08                    45.98
For the period December 29, 1997* through March
31, 1998                                                    1.95(5)                      3.33(5)                 12.72
CLASS Y
For the six months ended September 30, 2001
(unaudited)                                                 2.71(5)                      1.63(5)                 45.65
For the fiscal year ended March 31, 2001                    3.12                         2.42                   106.69
For the fiscal year ended March 31, 2000                    3.27                         2.21                    86.27
For the fiscal year ended March 31, 1999                    3.15                         2.08                    45.98
For the period January 6, 1998** through March
31, 1998                                                    2.98(4)(5)                   3.12(4)(5)              12.72

------------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5)  Annualized.

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.


                                                                NET                                     NET
                                                               ASSET                               REALIZED AND        DIVIDENDS
                                                               VALUE,             NET               UNREALIZED          FROM NET
                                                             BEGINNING         INVESTMENT         GAIN/(LOSS) ON       INVESTMENT
                                                             OF PERIOD    INCOME/(LOSS)***(1)    INVESTMENTS***(2)       INCOME
                                                             ---------    -------------------    -----------------       ------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)        $17.55           $ 0.03                 $(3.15)              --
For the fiscal year ended March 31, 2001                        27.84            (0.06)                 (9.92)              --
For the fiscal year ended March 31, 2000                        15.14            (0.05)                 12.98               --
For the fiscal year ended March 31, 1999                        13.77            (0.03)                  1.40               --+
For the period December 29, 1997* through March 31, 1998        12.00             0.01                   1.76               --
CLASS B
For the six months ended September 30, 2001 (unaudited)         17.26            (0.02)                 (3.10)              --
For the fiscal year ended March 31, 2001                        27.52            (0.18)                 (9.77)              --
For the fiscal year ended March 31, 2000                        15.05            (0.10)                 12.80               --
For the fiscal year ended March 31, 1999                        13.75            (0.02)                  1.32               --+
For the period December 29, 1997* through March 31, 1998        12.00            --                      1.75               --
CLASS C
For the six months ended September 30, 2001 (unaudited)         17.25            (0.02)                 (3.09)              --
For the fiscal year ended March 31, 2001                        27.52            (0.15)                 (9.81)              --
For the fiscal year ended March 31, 2000                        15.05            (0.09)                 12.79               --
For the fiscal year ended March 31, 1999                        13.75            (0.02)                  1.32               --+
For the period December 29, 1997* through March 31, 1998        12.00            --                      1.75               --
CLASS Y
For the period July 5, 2001** through September 30, 2001
(unaudited)                                                     16.75             0.07                  (2.38)              --

                                                             DISTRIBUTIONS
                                                               FROM NET
                                                               REALIZED
                                                             CAPITAL GAINS
                                                             -------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)             --
For the fiscal year ended March 31, 2001                        $(0.31)
For the fiscal year ended March 31, 2000                         (0.23)
For the fiscal year ended March 31, 1999                            --
For the period December 29, 1997* through March 31, 1998            --
CLASS B
For the six months ended September 30, 2001 (unaudited)             --
For the fiscal year ended March 31, 2001                         (0.31)
For the fiscal year ended March 31, 2000                         (0.23)
For the fiscal year ended March 31, 1999                            --
For the period December 29, 1997* through March 31, 1998            --
CLASS C
For the six months ended September 30, 2001 (unaudited)             --
For the fiscal year ended March 31, 2001                         (0.31)
For the fiscal year ended March 31, 2000                         (0.23)
For the fiscal year ended March 31, 1999                            --
For the period December 29, 1997* through March 31, 1998            --
CLASS Y
For the period July 5, 2001** through September 30, 2001
(unaudited)                                                         --

------------------------
  *  Commencement of operations.

 **  Commencement of initial public offering.

*** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.

+    Amount is less than $0.01 per share.

(1)  Reflects waivers and related reimbursements.

(2) The amounts shown for a share outstanding thoughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

The accompanying notes are an integral part of the financial statements.

                                                              NET
                                                             ASSET
                                                             VALUE,       TOTAL        NET ASSETS,            RATIO OF
                                                             END OF    INVESTMENT     END OF PERIOD         EXPENSES TO
                                                             PERIOD     RETURN(3)    (000's omitted)   AVERAGE NET ASSETS(1)
                                                             ------     ---------    ---------------   ---------------------
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)      $14.43     (17.78)%         $40,463              1.75%(5)
For the fiscal year ended March 31, 2001                      17.55     (35.99)           54,096              1.75
For the fiscal year ended March 31, 2000                      27.84      85.67            61,508              1.75
For the fiscal year ended March 31, 1999                      15.14       9.97             8,299              1.75
For the period December 29, 1997* through March 31, 1998      13.77      14.75             3,765              1.75(5)
CLASS B
For the six months ended September 30, 2001 (unaudited)       14.14     (18.08)            8,439              2.25(5)
For the fiscal year ended March 31, 2001                      17.26     (36.30)           11,754              2.25
For the fiscal year ended March 31, 2000                      27.52      84.66            15,656              2.25
For the fiscal year ended March 31, 1999                      15.05       9.48             3,156              2.25
For the period December 29, 1997* through March 31, 1998      13.75      14.58             2,137              2.25(5)
CLASS C
For the six months ended September 30, 2001 (unaudited)       14.14     (18.03)           20,352              2.25(5)
For the fiscal year ended March 31, 2001                      17.25     (36.34)           25,833              2.25
For the fiscal year ended March 31, 2000                      27.52      84.65            18,238              2.25
For the fiscal year ended March 31, 1999                      15.05       9.48             2,926              2.25
For the period December 29, 1997* through March 31, 1998      13.75      14.58             2,173              2.25(5)
CLASS Y
For the period July 5, 2001** through September 30, 2001
(unaudited)                                                   14.44     (13.79)(4)         5,348              1.25(4)(5)

                                                                                             INCREASE/(DECREASE)
                                                                                                REFLECTED IN
                                                                    RATIO OF                     EXPENSE AND
                                                                 NET INVESTMENT         NET INVESTMENT INCOME/(LOSS)      PORTFOLIO
                                                                INCOME/(LOSS) TO          RATIOS DUE TO WAIVERS AND       TURNOVER
                                                             AVERAGE NET ASSETS(1)         RELATED REIMBURSEMENTS           RATE
                                                             ---------------------         ----------------------           ----
INTERNATIONAL EQUITY PORTFOLIO
CLASS A
For the six months ended September 30, 2001 (unaudited)             0.36%(5)                        0.59%(5)                82.01%
For the fiscal year ended March 31, 2001                           (0.31)                           0.53                   168.04
For the fiscal year ended March 31, 2000                           (0.77)                           1.12                    96.36
For the fiscal year ended March 31, 1999                            0.05                            2.38                   114.68
For the period December 29, 1997* through March 31, 1998            0.53(5)                         4.06(5)                  3.26
CLASS B
For the six months ended September 30, 2001 (unaudited)            (0.14)(5)                        0.59(5)                 82.01
For the fiscal year ended March 31, 2001                           (0.81)                           0.53                   168.04
For the fiscal year ended March 31, 2000                            1.27                            1.12                    96.36
For the fiscal year ended March 31, 1999                           (0.45)                           2.38                   114.68
For the period December 29, 1997* through March 31, 1998           (0.06)(5)                        4.04(5)                  3.26
CLASS C
For the six months ended September 30, 2001 (unaudited)            (0.14)(5)                        0.59(5)                 82.01
For the fiscal year ended March 31, 2001                           (0.81)                           0.53                   168.04
For the fiscal year ended March 31, 2000                           (1.27)                           1.12                    96.36
For the fiscal year ended March 31, 1999                           (0.45)                           2.38                   114.68
For the period December 29, 1997* through March 31, 1998           (0.06)(5)                        4.04(5)                  3.26
CLASS Y
For the period July 5, 2001** through September 30, 2001
(unaudited)                                                         1.79(4)(5)                      0.69(4)(5)              82.01

------------------------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.

(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.

(5)  Annualized.

                   T H E  B E A R  S T E A R N S  F U N D S

                             S&P STARS PORTFOLIO
                          THE INSIDERS SELECT FUND
                          LARGE CAP VALUE PORTFOLIO
                          SMALL CAP VALUE PORTFOLIO
                            FOCUS LIST PORTFOLIO
                             BALANCED PORTFOLIO
                       INTERNATIONAL EQUITY PORTFOLIO
                 NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of twelve separate portfolios in operation: seven diversified portfolios, Large Cap Value Portfolio ("Large Cap"), Small Cap Value Portfolio ("Small Cap"), Balanced Portfolio ("Balanced"), International Equity Portfolio ("International Equity"), High Yield Total Return Portfolio, Income Portfolio and Prime Money Market Portfolio and five non-diversified portfolios, S&P STARS Portfolio ("S&P STARS"), The Insiders Select Fund ("Insiders Select"), Focus List Portfolio ("Focus List"), Emerging Markets Debt Portfolio and S&P STARS Opportunities Portfolio, (each a "Portfolio" and collectively, the "Portfolios"). As of the date hereof, each Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares (except the Prime Money Market Portfolio, which only offers shares designated as Class Y). Class Y shares of Focus List and Emerging Markets Debt Portfolio have yet to commence their initial public offerings. On October 1, 2001, S&P STARS Opportunities Portfolio commenced operations. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

ORGANIZATIONAL MATTERS--Prior to commencing investment operations on December 29, 1997, the Focus List, Balanced and International Equity Portfolios did not have any transactions other than those relating to organizational matters and the sale of one share of beneficial interest in each class of shares of the Portfolios (except for Focus List which has no Class Y shares) to Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor").

Costs of $39,619, $54,795 and $61,015 which were incurred by Focus List, Balanced and International Equity, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more independent pricing services ("Pricing Services") approved by the Fund's Board of Trustees. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, rae valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more Pricing Services approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believes those prices to reflect the fair market value of the securities. Other investments valued by Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or the national securities market, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities and foreign currency related transactions, if any, are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolios modified the manner of accounting for paydown gains and losses on mortgage- and asset-backed securities and will record such amounts as an adjustment to interest income. In addition, the Portfolios amortize premiums and discounts on debt securities. Each Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

SHORT SELLING--When the Portfolio makes a short sale, an amount equal to the proceeds received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the short sale. Until the Portfolio replaces the borrowed security, the Portfolio will maintain a segregated account with cash, U.S. government securities or other liquid securities sufficient to cover its short position on a daily basis. Short sales represent obligations of the Portfolio to make future delivery of specific securities and correspondingly create an obligation to purchase the security at market prices prevailing at the later delivery date (or to deliver the security if already owned by the Portfolio). Upon the termination of a short sale, the Portfolio will recognize a gain, limited to the price at which the Portfolio sold the security short, if the market price is less than the proceeds originally received. The Portfolio will recognize a loss, unlimited in magnitude, if the market price at termination is greater than the proceeds originally received. As a result, short sales create the risk that the Portfolio's ultimate obligation to satisfy the delivery requirements may exceed the amount of the proceeds initially received or the liability recorded in the financial statements.

S&P STARS is the only Portfolio that has engaged in short sales for the six months ended September 30, 2001. S&P STARS has segregated $114,587,000 in a separate account as collateral for open short sales.

Securities sold short at September 30, 2001 for S&P STARS were as follows:

                                                       MARKET         UNREALIZED
SHORT SALE                          PROCEEDS            VALUE         GAIN/(LOSS)
----------                          --------           ------         -----------
Agilent Technologies, Inc.         $ 30,716,321      $29,325,000      $ 1,391,321

Krispy Kreme Doughnuts, Inc.            272,835          296,000          (23,165)

Potlatch Corp.                        2,652,556        2,699,000          (46,444)

ResMed Inc.                           8,268,505        7,620,000          648,505

Teradyne Inc.                        46,673,170       34,125,000       12,548,170

UAL Corp.                            15,197,461       14,608,000          589,461
                                   ------------      -----------      -----------
Total                              $103,780,848      $88,673,000      $15,107,848
                                   ============      ===========      ===========


SECURITIES LENDING--Loans of securities are required to be initially secured by collateral at least equal to 102% of the market value of the securities on loan and maintained at a level at least equal to the value of loaned securities. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolios. The market value of securities on loan to brokers and the related value of cash collateral received at September 30, 2001, were as follows:

                                MARKET VALUE OF         MARKET VALUE
FUND                          SECURITIES ON LOAN       OF COLLATERAL+
----                          ------------------       -------------
S&P STARS Portfolio               $63,349,039             $63,470,400

--------
+ Cash collateral invested in various money market funds.

During the six months ended September 30, 2001, income from securities lending of $75,688, was earned by S&P STARS Portfolio. Such income from securities lending is included under the caption INTEREST in the Statements of Operations. No other Portfolios had security lending transactions during the six months ended September 30, 2001. Custodial Trust Company, an affiliate of BSAM, is the lending agent and receives compensation from the Portfolios in this capacity.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statements of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Portfolios may enter into forward foreign currency exchange contracts ("forward currency contracts") to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies. Forward currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the current contract at the time it was opened and the value at the time it was closed. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

For the six months ended September 30, 2001, none of the Portfolios had open forward currency contracts.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply or continue to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

The Portfolios had the following capital loss carryforwards at March 31, 2001:

                                  GROSS CAPITAL LOSS  AMOUNT EXPIRING  AMOUNT EXPIRING
PORTFOLIO                            CARRYFORWARDS        IN 2007          IN 2009
---------                         ------------------  ---------------  ---------------
S&P STARS                              $74,889,510               --      $74,889,510
Focus List                               2,222,499         $393,572        1,828,927
International Equity                    10,929,861               --       10,929,861

For U.S. federal income tax purposes, net realized capital losses or foreign exchange losses incurred after October 31, 2000 within the prior fiscal year are deemed to arise on the first day of the current fiscal year. S&P STARS and International Equity incurred and elected to defer such losses of $80,099,924 and $8,611,406, respectively.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio, except Balanced, intends to distribute at least annually to shareholders substantially all of its net investment income. Balanced declares and pays quarterly, as dividends to shareholders, substantially all of its net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment. Temporary differences do not require reclassification.

FOREIGN WITHHOLDING TAXES--Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

OTHER--Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Some countries in which the Portfolios invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2001, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as the investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the Investment Advisory Agreement, each Portfolio, except Insiders Select, has agreed to pay BSAM a monthly fee at the annual rate of 0.75% of average daily net assets for S&P STARS, Large Cap and Small Cap, 0.65% of average daily net assets for Focus List and Balanced, and 1.00% of average daily net assets for International Equity.

For Insiders Select, BSAM is entitled to receive from the Portfolio a monthly fee equal to an annual rate of 1.00% of the Portfolio's average daily net assets. In addition, starting in the thirteenth month of operation, BSAM is entitled to a monthly performance adjustment fee which may increase or decrease the total advisory fee by up to 0.50% per year of the value of Insiders Select's average daily net assets. The performance adjustment fee increased the total advisory fee by $89,657 or 0.50% of the value of Insider's average daily net assets due to overperformance of such Portfolio on a trailing 12-month basis in comparison to the performance of the S&P MidCap 400 Index, the Portfolio's benchmark index, for the six months ended September 30, 2001.

BSAM has engaged Marvin & Palmer Associates, Inc. ("Marvin & Palmer") as the International Equity's sub-investment adviser to manage the Portfolio's day-to-day investment activities. Marvin & Palmer is entitled to receive a monthly fee from BSAM (and not the Portfolio) calculated on an annual basis equal to 0.20% of the Portfolio's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $25 million and below $50 million at the relevant month end, 0.45% of the International Equity's total average daily net assets to the extent the International Equity's average daily net assets are in excess of $50 million and below $65 million at the relevant month end and 0.60% of the International Equity's total average daily net assets to the extent the International Equity's net assets in excess of $65 million at the relevant month end. During the six months ended September 30, 2001, Marvin & Palmer earned a fee of $126,092.

For the six months ended September 30, 2001, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. The Administrator is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of the average daily net assets above $5 billion.

For the six months ended September 30, 2001, BSAM has continued its undertaking to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                   CLASS A SHARES  CLASS B SHARES  CLASS C SHARES  CLASS Y SHARES
---------                   --------------  --------------  --------------  --------------
S&P STARS                        1.50%           2.00%           2.00%           1.00%
Insiders Select                  1.65            2.15            2.15            1.15
Large Cap                        1.50            2.00            2.00            1.00
Small Cap                        1.50            2.00            2.00            1.00
Focus List                       1.40            1.90            1.90              --
Balanced                         1.20            1.70            1.70            0.70
International Equity             1.75            2.25            2.25            1.25

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2001, the investment advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                            ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
---------                            --------------------   ----------------------
S&P STARS                                  $882,945                     --
Insiders Select                             263,609                $23,823
Large Cap                                   157,088                 25,301
Small Cap                                   186,960                     --
Focus List                                  100,789                 61,986
Balanced                                     79,197                118,370
International Equity                        260,474                     --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

For the six months ended September 30, 2001, Bear Stearns, an affiliate of the Adviser and the Administrator, earned approximately $728,232, $7,643, $13,161, $15,417, and $6,861 in brokerage commissions from portfolio transactions executed on behalf of S&P STARS, Insiders Select, Large Cap, Focus List and Balanced, respectively.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, Bear Stearns and the Administrator, serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Portfolios listed below have entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act and a Shareholder Servicing Plan which are as follows:

                                    CLASS A                   CLASS B                    CLASS C
                           -------------------------  -------------------------  -------------------------
                           DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER  DISTRIBUTION  SHAREHOLDER
PORTFOLIO                      PLAN       SERVICING       PLAN       SERVICING       PLAN       SERVICING
---------                  ------------  -----------  ------------  -----------  ------------  -----------
S&P STARS                       0.25%(a)    0.25%(a)      0.75%        0.25%        0.75%(a)      0.25%(a)
Insiders Select                 0.25 (a)    0.25 (a)      0.75         0.25         0.75 (a)      0.25 (a)
Large Cap                       0.25 (a)    0.25 (a)      0.75         0.25         0.75 (a)      0.25 (a)
Small Cap                       0.25 (a)    0.25 (a)      0.75         0.25         0.75 (a)      0.25 (a)
Focus List                      0.25        0.25          0.75         0.25         0.75          0.25
Balanced                        0.25        0.25          0.75         0.25         0.75          0.25
International Equity            0.25        0.25          0.75         0.25         0.75          0.25

--------
(a) Prior to February 10, 1999, fees for shareholder servicing were paid through the Distribution Plan.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker-dealers or other financial institution whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the six months ended September 30, 2001, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                      DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
---------                      -----------------   --------------------------
S&P STARS                         $6,469,013              $3,217,991
Insiders Select                       85,431                  43,819
Large Cap                             67,176                  34,535
Small Cap                             93,690                  47,769
Focus List                            69,268                  38,765
Balanced                              21,414                  10,679
International Equity                 198,907                 108,082

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2001, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                FRONT-END SALES CHARGES          CDSC              CDSC
PORTFOLIO                           CLASS A SHARES          CLASS B SHARES    CLASS C SHARES
---------                       -----------------------     --------------    --------------
S&P STARS                            $4,674,483               $1,211,382         $115,552
Insiders Select                          76,403                   10,303            1,661
Large Cap                               154,784                    4,978            1,117
Small Cap                                45,024                    6,828            3,097
Focus List*                              17,541                   15,617              615
Balanced                                 17,771                    2,146               61
International Equity                     35,981                   37,674           19,776

--------
* Focus List received $116 in CDSC upon certain redemptions by Class A shareholders.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation and net unrealized appreciation/(depreciation) of investments at September 30, 2001 for each Portfolio were as follows:

                                                                              NET
                                             GROSS           GROSS       APPRECIATION/
PORTFOLIO                   COST         APPRECIATION    DEPRECIATION   (DEPRECIATION)
---------              --------------    ------------   --------------  --------------
S&P STARS              $2,726,129,359    $182,817,923   $(503,324,375)  $(320,506,452)
Insiders Select            30,806,454       3,278,842      (3,052,742)        226,100
Large Cap                  47,895,086       3,700,346      (5,482,748)     (1,782,402)
Small Cap                  62,450,013       8,912,842     (10,658,435)     (1,745,593)
Focus List                 20,624,622       4,309,389      (2,187,756)      2,121,633
Balanced                   31,552,253       1,177,972      (2,476,139)     (1,298,167)
International Equity       85,288,713         622,839     (10,153,813)     (9,530,974)

For the six months ended September 30, 2001, aggregate purchases and sales of investment securities (excluding short-term securities) for each Portfolio were as follows:

PORTFOLIO                                 PURCHASES             SALES
---------                               --------------      --------------
S&P STARS                               $1,396,900,296      $1,131,484,860
Insiders Select                              9,282,971           7,054,227
Large Cap                                   25,920,885           2,551,929
Small Cap                                   16,192,268          21,583,241
Focus List                                  12,605,017          13,358,490
Balanced                                    27,055,902          10,362,946
International Equity                        68,272,537          70,983,885

INVESTMENTS IN AFFILIATES

A summary of transactions for each issuer, which is or was an affiliate at or during the six months ended September 30, 2001, were as follows:

                                                                   NUMBER OF           CAPITAL         MARKET VALUE AT
PORTFOLIO                    AFFILIATED SECURITY                    SHARES              GAIN         SEPTEMBER 30, 2001
---------                   ---------------------                 ----------        ------------     ------------------
S&P STARS                   GoTo.com, Inc.                         2,550,000                  --         $32,002,500
                            Intuitive Surgical, Inc.               3,500,000                  --          21,840,000
                            RehabCare Group, Inc.                  1,208,600         $15,851,293          52,586,186
                            SportsLine.Com, Inc.                   3,647,500                  --           4,887,650
Small Cap                   Universal Stainless
                             & Alloy Products, Inc.                  172,300              13,844           1,223,330

                         SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 5.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% during the first year. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At September 30, 2001, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which Bear Stearns owned the following shares including reinvestment of dividends and distributions, if any:

                                           SHARES OF BENEFICIAL INTEREST
                                    -------------------------------------------
PORTFOLIO                            CLASS A     CLASS B    CLASS C    CLASS Y
---------                           ---------   ---------  ---------  ---------
S&P STARS                               5,575         --      5,579        --
Insiders Select                             1         --         --        --
Large Cap                               1,608         --      1,588        --
Small Cap                               1,437         --      1,428        --
Focus List                                  1          1          1        --
Balanced                                    1          1          1         1
International Equity                        1          1          1        --

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                              S&P STARS                            INSIDERS SELECT
                                             -------------------------------------------  --------------------------------------
                                                   SALES     REPURCHASES   REINVESTMENTS     SALES    REPURCHASES  REINVESTMENTS
                                             --------------  ------------  -------------  ----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            7,557,513     4,800,233             --     178,615      145,342             --
Value                                        $  218,860,243  $132,197,940             --  $3,299,821  $ 2,636,897             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           29,368,129     6,285,399        557,564     305,830      323,727         93,155
Value                                        $1,042,093,197  $210,084,075  $  17,529,808  $5,548,664  $ 5,777,535  $   1,683,321
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            4,970,756     1,813,586             --     163,576       38,186             --
Value                                        $  140,934,066  $ 48,328,065             --  $2,893,567  $   636,583             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           15,566,183     1,468,012        283,999     159,514       98,237         34,069
Value                                        $  531,609,099  $ 46,664,199  $   8,752,974  $2,833,409  $ 1,716,841  $     598,938
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            3,998,106     1,632,789             --      97,430       56,500             --
Value                                        $  113,570,443  $ 43,136,345             --  $1,724,839  $   936,079             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           12,356,653     1,579,403        255,092     127,615      159,297         37,151
Value                                        $  421,419,366  $ 50,313,084  $   7,859,372  $2,290,713  $ 2,771,156  $     653,104
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            1,345,692       567,795             --          --        2,692             --
Value                                        $   40,840,486  $ 16,129,705             --          --  $    49,887             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                            2,496,106       546,911         79,500       2,692        9,351          4,510
Value                                        $   87,302,032  $ 18,777,991  $   2,552,737  $   50,017     $172,318  $      82,849

                                                            LARGE CAP                               SMALL CAP
                                             ----------------------------------------  --------------------------------------
                                                 SALES     REPURCHASES  REINVESTMENTS     SALES    REPURCHASES  REINVESTMENTS
                                             ------------  -----------  -------------  ----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                           308,031       79,207             --     211,273      154,015             --
Value                                        $ 6,207,295  $ 1,532,755             -- $ 4,280,596  $ 3,005,954             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           494,138      387,932         28,396     301,070      502,320        107,080
Value                                        $ 9,400,986  $ 7,437,810  $     550,885 $ 6,008,215  $10,263,997  $   1,887,825
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                           246,610       65,593             --     101,506       42,032             --
Value                                        $ 4,873,217  $ 1,177,497             -- $ 2,084,262  $   752,070             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           132,093       29,150          4,038      68,867       26,702         23,269
Value                                        $ 2,558,250  $   548,315  $      77,332 $ 1,389,211  $   527,903  $     402,316
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                           213,866       24,672             --     115,059       47,431             --
Value                                        $ 4,205,776  $   478,359             -- $ 2,264,606  $   893,473             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           162,445       82,397          9,103      56,079       62,157         63,342
Value                                        $ 3,148,918  $ 1,560,391  $     175,068 $ 1,137,231  $ 1,251,946  $   1,095,186
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                           601,733       40,414             --      75,452      560,932             --
Value                                        $12,483,300  $   763,908             -- $ 1,580,621  $11,384,398             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           199,556       61,128         13,883     592,384      279,150        171,661
Value                                        $ 3,757,375  $ 1,155,811  $     269,600 $12,399,546  $ 5,708,714  $   3,055,570


                                                           FOCUS LIST                               BALANCED
                                             ----------------------------------------  --------------------------------------
                                                 SALES     REPURCHASES  REINVESTMENTS     SALES    REPURCHASES  REINVESTMENTS
                                             ------------  -----------  -------------  ----------  -----------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                           286,595       250,990             --       72,436       71,701          2,190
Value                                        $ 4,998,302   $ 4,281,282             --  $   988,360  $ 1,007,977  $      30,198
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           415,492       446,546             --      131,554      114,981          5,408
Value                                        $ 7,676,059   $ 8,158,294             --  $ 1,755,646  $ 1,536,079  $      72,012
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            27,774        87,203             --       93,333       62,241          1,445
Value                                        $   465,316   $ 1,450,622             --  $ 1,266,195  $   872,172  $      19,666
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                           104,088        87,734             --       90,912       29,372          2,873
Value                                        $ 1,818,926   $ 1,546,278             --  $ 1,199,431  $   386,922  $      37,923
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                            36,687        90,818             --       32,776       62,150            548
Value                                        $   629,903   $ 1,514,390             --  $   439,016  $   870,868  $       7,462
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                            97,473       100,880             --       29,068       33,951          2,775
Value                                        $ 1,723,666   $ 1,816,113             --  $   383,754  $   445,372  $      36,529
CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                --            --             --    1,031,633       34,339         12,249
Value                                                 --            --             --  $14,760,602  $   475,217    $   170,585
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                --            --             --       76,870       96,859         11,679
Value                                                 --            --             --  $ 1,014,692  $ 1,271,910    $   156,644


                                                                    INTERNATIONAL EQUITY
                                                         -----------------------------------------
                                                              SALES     REPURCHASES  REINVESTMENTS
                                                         ------------  ------------  -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                      1,513,932    1,790,986              --
Value                                                    $ 26,738,423  $31,310,062              --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                      4,983,886    4,156,548         45,177
Value                                                    $106,043,134  $86,535,708  $     904,435
CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                         36,283      120,483             --
Value                                                    $    627,024  $ 1,921,234             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                        295,243      193,475         10,347
Value                                                    $  6,720,461  $ 3,870,501  $     204,031
CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2001
Shares                                                        582,517      640,187             --
Value                                                    $  9,973,810  $10,819,558             --
FOR THE FISCAL YEAR ENDED MARCH 31, 2001
Shares                                                      1,833,635    1,017,731         18,550
Value                                                    $ 40,097,368  $21,397,621  $     365,630
CLASS Y
FOR THE PERIOD JULY 5, 2001* THROUGH SEPTEMBER 30, 2001
Shares                                                        370,433           --             --
Value                                                    $  5,717,028           --             --

---------
* Commencement of its initial public offering.

CREDIT FACILITY

The Fund entered into a demand promissory note arrangement with JPMorgan
Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from the time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of each Portfolio's assets. However, each Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts not to exceed 15% of its net assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit facility during the six months ended September 30, 2001 were as follows:

                                           MAXIMUM LOAN AMOUNT
PORTFOLIO       AVERAGE LOAN BALANCE           OUTSTANDING        AVERAGE INTEREST RATE
---------       --------------------       -------------------    ---------------------
S&P STARS            $5,976,786               $32,775,900                4.28%
Small Cap                 3,091                   261,600                4.42
Balanced                    273                    50,000                4.58

The Portfolios had no amounts outstanding under the line of credit facility at September 30, 2001.